UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FOSSIL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FOSSIL

GROUP

NOTICE OF

ANNUAL

MEETING

AND

PROXY

STATEMENT

TWO THOUSAND TWENTY-FIVE

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

ITEMS OF BUSINESS

✓
Elect eight (8) directors to the Board to serve for a term of office to expire at the annual meeting of stockholders in 2026 or until their respective successors are elected and qualified.
✓
Hold an advisory vote on executive compensation as disclosed in these materials.
✓
Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Fossil Group, Inc., a Delaware corporation (the “Company”), will be held in a virtual meeting format via webcast on the day and time set forth below:

Friday, December 19, 2025

9:00 A.M. CT

REGISTRATION

The Board of Directors has fixed the close of business on October 23, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company and on the Company’s website for ten days prior to the meeting.

MATERIALS

The Annual Meeting materials include the Notice of Annual Meeting of Stockholders, the 2025 Proxy Statement, the 2024 Annual Report and the proxy card, and we expect to mail the Annual Meeting materials on or about November 21, 2025. We have elected to utilize the “full set delivery” option. We are delivering to all stockholders paper copies of all the Annual Meeting materials, including a proxy card, as well as providing access to our Annual Meeting materials on a publicly available website. Our Annual Meeting materials are also available online at http://web.viewproxy.com/fossil/2025/.

You are cordially invited to

attend the meeting virtually.

Whether or not you expect to attend the Annual Meeting virtually, you are urged to vote your shares as soon as possible so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. You may vote your shares via a toll-free telephone number or over the Internet. Alternatively, you may vote by signing, dating and mailing the proxy card in the envelope provided, as outlined in the 2025 Proxy Statement and the proxy card. Voting in one of these ways will ensure that your shares are represented at the Annual Meeting. Your proxy will be revoked if you request its revocation in the manner provided in the enclosed proxy statement.

By Order of the Board of Directors,

Randy S. Hyne

Chief Legal Officer and Corporate Secretary

November 21, 2025

PROXY SUMMARY

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Fossil Group, Inc., a Delaware corporation (the “Company”), of your proxy to be voted at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on December 19, 2025, at the time and place and for the purpose of voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”) and at any adjournment(s) or postponement(s) thereof. These matters include:

1.
To elect eight (8) directors to the Board to serve for a term of office to expire at the annual meeting of stockholders in 2026 or until their respective successors are elected and qualified.
2.
To hold an advisory vote on executive compensation as disclosed in these materials.
3.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.
4.
To transact any and all other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

We have elected to utilize the “full set delivery” option. We are delivering to all stockholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to all our proxy materials on a publicly accessible website. On or about November 21, 2025, we first mailed our proxy materials to our stockholders of record as of the close of business on October 23, 2025. Our proxy materials, including this Proxy Statement, form of proxy card and Annual Report on Form 10-K for the year ended December 28, 2024 (our “Annual Report”) are also available online at http://viewproxy.com/fossil/2025/. When proxies are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, the shares will be voted: FOR each of the eight (8) nominees named in this Proxy Statement for election to the Board under Proposal 1; FOR approval of the compensation of the Company’s Named Executive Officers (as defined in Executive Compensation) under Proposal 2; and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026 under Proposal 3.

INTERNET AVAILABILITY OF PROXY DOCUMENTS

We have elected to utilize the “full set delivery” option. We are delivering to all stockholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to all our proxy materials on a publicly accessible website. On or about November 21, 2025, we first mailed our proxy materials to our stockholders of record as of the close of business on October 23, 2025. Our proxy materials, including this Proxy Statement, form of proxy card and our Annual Report are also available online at http://web.viewproxy.com/fossil/2025/.

This Proxy Statement and the accompanying proxy card directs stockholders as to the date and the time of the Annual Meeting and information on how to participate in and vote at the Annual Meeting; the matters to be acted upon at the Annual Meeting and our board of directors’ recommendations with regard to each matter; and instructions on how to vote.

1

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently consists of ten members. Each of our current directors will stand for re-election at the Annual Meeting, except Mark R. Belgya and Eugene I. Davis. Mr. Davis joined the Board in March 2024 to assist the Company with its financing and restructuring activities, as more fully described in the Company's filings with the SEC, and served as the Chairman of the Strategic Planning and Finance Committee of the Board. See "Board Committees and Meetings". As a result of the recent completion of these financing and restructuring activities, the Strategic Planning and Finance Committee will be dissolved effective December 1, 2025, As a result, Mr. Davis has informed the Board that he will not stand for reelection.

To be elected as a director, each director nominee must receive a majority of the votes cast at the Annual Meeting. A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Votes cast will exclude abstentions with respect to that director’s election. A description of our policy regarding nominees who receive a Majority Against Vote in an uncontested election is set forth under “Questions and Answers about the Annual Meeting — What is the Vote Required for Each Proposal?” Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Each director nominee has consented to serve as a director if elected, and each director nominee has expressed his or her intention to serve the entire term.

The table below sets forth the names of the nominees to the Board of the Company along with the current ages of the nominees, their current position and approximate tenure on the Board as of November 15, 2025. Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of each of the director nominees. Each of the director nominees is presently a director of the Company.

NAME	AGE	POSITION	TENURE (YEARS)*
Pamela B. Corrie	67	Director	1.5
Susie Coulter	60	Director	3.0
Pamela J. Edwards	63	Director	0.5
Franco Fogliato	56	Director and Chief Executive Officer	1.0
Kevin Mansell	72	Chairman of the Board	6.0
Marc Rey	61	Director	5.0
Wendy L. Schoppert	58	Director	0.5
Gail B. Tifford	55	Director	8.0

* Rounded to the nearest half year.

2

The following sets forth biographical information and qualifications and skills for each director nominee:

Pamela B. Corrie

Executive Roles:

Pamela B. Corrie was appointed to the Board in March 2024, and she is currently a member of the Company’s Audit Committee, Nominating and Corporate Governance Committee and Strategic Planning and Finance Committee. Ms. Corrie has over 25 years of experience in complex corporate turnarounds and restructuring strategy. After practicing law at Weil, Gotshal
& Manges for a decade, Ms. Corrie served in multiple executive leadership roles, including as the General Counsel for Risk and Restructuring at General Electric Capital Corporation, Americas from 2003 to 2015. She also served as Chief Executive Officer, Corporate division of Epiq Systems, Inc., a provider of legal and business services from 2015 to 2016, Chief Restructuring Officer of ABC Carpet and Home, Inc. from 2017 to 2019, and was a Managing Director at the financial advisory firm of Carl Marks Advisors from 2018 to 2023.

Other Boards:

Ms. Corrie currently holds board positions at Burford Capital Limited (NYSE: BUR), a provider of legal finance products and services worldwide, since January 2024, where she serves as a member of the Audit and Nominating and Governance Committees; AIG Financial Products, since 2022; and iFIT Health and Fitness Inc., since 2022, where she serves as Chair of the Nominating and Governance Committee and as a member of the Audit, Compensation and Special Committees; AGDP Holding Inc., as a member of the restructuring committee, since 2025; Alea Group Holdings (Bermuda) Ltd and two of its direct and indirect subsidiaries FIN LLC and Alea Holdings US Company as a member of the Restructuring Committee, since 2025. Ms. Corrie also previously served on a number of boards since 2019, including Pier 1 Imports, Inc., Lord & Taylor, Bed, Bath & Beyond (director of 15 subsidiaries), Boxed, Inc., Spark Networks SE, Blockfi Wallet LLC, Altera Infrastructure Holdings LLC, Katera, Inc. and AM Castle.

Key Qualifications and Certifications:

Ms. Corrie was originally selected for her position as a director pursuant to the terms of the Company’s Cooperation Agreement with Buxton. See "Cooperation Agreement" below. Ms. Corrie has extensive experience in corporate restructurings and turnarounds and has been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules.

AGE | 67 DIRECTOR SINCE | 2024 COMMITTEES | Audit, NCG, SPC

3

Susie Coulter

Executive Roles:

Susie Coulter was appointed to the Board in December 2022, and she is currently a member of the Company’s Nominating and Corporate Governance Committee and Strategic Planning and Finance Committee. Ms. Coulter is the founder and Chief Executive Officer of ARQ Botanics LLC, a personal care company specializing in all-natural skin care products. Previously, Ms. Coulter was the co-founder and served as Chief Executive Officer of Bronty Beauty LLC, a beauty company specializing in all-natural skin care products, from January 2017 to December 2020. From November 2012 to March 2016, Ms. Coulter served as the President of Victoria’s Secret Beauty for L Brands, Inc. (n/k/a Victoria’s Secret & Co., which was separated from L Brands, Inc. in 2021). From 1998 to 2012, Ms. Coulter served in a number of executive leadership roles, most recently as President of Polo Ralph Lauren Retail Stores, at Ralph Lauren Corporation, an apparel retailer.

Other Boards:

Ms. Coulter serves on the board of directors of Abercrombie & Fitch Co., where she is Chair of the Environmental, Social and Governance Committee and a member of the Nominating and Governance Committee.

Key Qualifications and Certifications:

Ms. Coulter has executive leadership experience having served as a founder and chief executive officer in addition to her roles as president for large global retail organizations. Ms. Coulter also has experience with supply chain and logistics, marketing, global operations, omnichannel and digital commerce, branding, product sourcing and development, merchandising and consumer facing retail. In addition, Ms. Coulter has experience with corporate governance, environmental, social and risk management and is NACD Directorship Certified.

AGE | 60 DIRECTOR SINCE | 2022 COMMITTEES | NCG, SPC

Pamela J. Edwards

Executive Roles:

Pamela J. Edwards was appointed to the Board in May 2025, and she is currently a member of the Company’s Audit Committee. Ms. Edwards previously served as the Chief Financial Officer and Executive Vice President of Citi Trends, Inc., a retail clothing company, from January 2021 through April 2022. Prior to Citi Trends, Ms. Edwards held various roles with L Brands Inc., one of the world’s leading specialty retailers, including as Chief Financial Officer and Executive Vice President of its Mast Global division from April 2017 to September 2020, Chief Financial Officer of its Victoria's Secret division (n/k/a Victoria’s Secret & Co.) from 2007 to April 2017, and Chief Financial Officer of its Express division from 2005 to 2007. Prior to that, Ms. Edwards worked in various business and financial planning roles at Gap/Old Navy, Sears Roebuck and Kraft Foods.

AGE | 63 DIRECTOR SINCE | 2025 COMMITTEES | Audit

Other Boards:

Ms. Edwards currently serves on the board of directors of Olaplex Holdings, Inc. where she serves on the Audit Committee and Citi Trends, Inc. where she serves as Audit Chair. She previously served on the Board of Directors of The Azek Company, Inc. from 2023-2025. Hibbett, Inc. from 2022 to 2024 and NMG Holding Company, Inc. (formerly known as Neiman Marcus Group LLC) from 2020 to 2024.

Key Qualifications and Certifications:

Ms. Edwards has extensive experience in finance, strategy and operations leadership across a variety of retail brands and sectors. She is also NACD Directorship Certified.

4

Franco Fogliato

Executive Roles:

Franco Fogliato was appointed Chief Executive Officer and a member of the Board effective September 18, 2024. Mr. Fogliato most recently served as President and Chief Executive Officer of Salomon, a division of Amer Sports, Inc. (NYSE: AS), from November 2021 until April 2024. Amer Sports designs, manufactures, markets, distributes and sells sports equipment, apparel, footwear and accessories. Previously, from November 2013 to October 2021, Mr. Fogliato served in various roles for Columbia Sportswear Company (NASDAQ: COLM), a leading innovator in active outdoor apparel, footwear, accessories and equipment, most recently as Executive Vice President and President Global Omnichannel. From January 2004 to October 2013, Mr. Fogliato served as Chief Executive Officer at Billabong Group Europe (formerly BBG: ASX), a surf, swim and lifestyle apparel company.

Key Qualifications and Certifications:

Mr. Fogliato has executive leadership, retail, omnichannel, restructuring, strategic, marketing and international experience having served in a number of leadership positions for global brands at public companies. Mr. Fogliato holds an MBA from The Open University Business School, a BA from the University of Venice and is certified in Corporate Governance by INSEAD.

AGE | 56 DIRECTOR SINCE | 2024 COMMITTEES | n/a

Kevin Mansell

Executive Roles:

Kevin Mansell was elected to the Board in May 2019, and he is currently Chairman of the Board and Chairman of the Company’s Compensation and Talent Management Committee. Mr. Mansell served as Chairman, CEO and President of Kohl’s Corporation (NYSE: KSS), one of the largest department store retail chains in the United States (“Kohl’s”), until his retirement in May 2018. Mr. Mansell joined Kohl’s in 1982 as a Divisional Merchandise Manager and was promoted to General Merchandise Manager in 1987. Mr. Mansell was promoted to Senior Executive Vice President of Merchandising and Marketing

AGE | 72 DIRECTOR SINCE | 2019 COMMITTEES | CTM (Chair)

of Kohl’s in 1998, and was named President and Director in 1999. He was promoted to Kohl’s CEO in 2008 and named Chairman of the Board in 2009. Prior to joining Kohl’s, Mr. Mansell spent seven years in the Venture Store division of The May Department Stores Company, an American department store holding company, where he held a variety of positions in buying and merchandising.

Other Boards:

Mr. Mansell serves as a director, the co-chair of the Nominating and Corporate Governance Committee and as a member of the Talent and Compensation Committee of Columbia Sportswear Company (NASDAQ: COLM), a leading innovator in active outdoor apparel, footwear, accessories, and equipment. Mr. Mansell is the former Chair of the Board of Directors of Chico’s FAS, Inc., an omnichannel specialty retailer of women’s private branded casual-to-dressy clothing, intimates, and complementary accessories.

Key Qualifications and Certifications:

Mr. Mansell has leadership experience as the CEO of a large national organization, over 40 years of retail experience and extensive public company, strategic, human capital management, compensation and financial experience.

5

Marc Rey

Executive Roles:

Marc Rey was appointed to the Board in July 2020 and is currently a member of the Company’s Compensation and Talent Management Committee and Strategic Planning and Finance Committee. Mr. Rey currently serves as an advisor to beauty companies, private equity and consulting firms. Mr. Rey served as the Chief Executive Officer of Beautycounter, a private clean beauty brand, from February 2022 to June 2023. Mr. Rey served as President and Chief Executive Officer of Shiseido Americas, a division of Shiseido Company Limited, and Chief Growth Officer of Shiseido Group Limited, a leading global beauty company, from September 2015 until September 2020. From July 2014 until August 2015, Mr. Rey served as Senior Vice President for Coty North America and President of Coty USA, a leading global beauty company, and served as Regional Vice President North America from December 2012 to July 2014. From March 2009 to July 2012, Mr. Rey served in various roles for L’Oreal USA, including President International Designers Collections from September 2010 to July 2012, President Specialty Beauty Group from October 2009 to September 2010 and President Giorgio Armani and Yves Saint Laurent Beauty USA from March 2009 to October 2009.

Key Qualifications and Certifications:

AGE | 61 DIRECTOR SINCE | 2020 COMMITTEES | CTM, SPC

6

Mr. Rey has extensive leadership experience as the CEO of a major beauty company and has over 30 years of consumer products experience, as well as growth, turnaround, change management, digital transformation, multichannel and brand marketing, retail, commercial, international and human capital experience.

Wendy L. Schoppert

Executive Roles:

Wendy L. Schoppert was appointed to the Board in May 2025, and she is currently a member of the Company’s Audit Committee. Ms. Schoppert served as Executive Vice President and Chief Financial Officer of Sleep Number Corporation from 2011 to 2014. During her tenure at Sleep Number, Ms. Schoppert also served as Senior Vice President and Chief Information Officer from 2008 to 2011 and Senior Vice President, International and New Channel Development from 2005 to 2008. Prior to joining Sleep Number, Ms. Schoppert led U.S. Bank’s Private Asset Management team and served as Head of Product, Marketing & Corporate Development for U.S. Bank’s Asset Management division from 2002 to 2005. Ms. Schoppert began her career in the airline industry, serving in various financial, strategic and general management leadership positions at American Airlines, Northwest Airlines and America West Airlines.

Other Public Boards:

Ms. Schoppert has extensive board experience, which includes her service as a board director of The Hershey Company from 2017 to 2023, Bremer Bank from 2017 to 2024, and Big Lots, Inc. from 2015 to 2025. Ms. Schoppert currently serves as non-executive Board Chair for The ODP Corporation (NASDAQ: ODP) and serves on the boards of DaVita, Inc. (NYSE: DVA) and Sun Country Airlines (NASDAQ: SNCY).

Key Qualifications and Certifications:

Ms. Schoppert has over 30 years of diverse finance and operational leadership experience and extensive retail, information technology, digital, marketing, and international experience.

AGE | 58 DIRECTOR SINCE | 2025 COMMITTEES | Audit

7

Gail B. Tifford

Executive Roles:

Gail B. Tifford was appointed to the Board in August 2017, and she is currently the Chair of the Company’s Nominating and Corporate Governance Committee. Ms. Tifford has served as Managing Director at True Search, a global platform for talent management products and services, since May 2022. Ms. Tifford previously served as Chief Brand Officer for WW International, Inc. (f/k/a Weight Watchers), a global weight management service company, from March 2018 until August 2021. Previously, Ms. Tifford served in a variety of leadership roles at Unilever, a leading global consumer goods company that offers products in the food, home care, personal care and refreshment segments. Her roles included brand, marketing, and digital innovation from 1996 until 2009, and after she rejoined Unilever in 2011, most recently serving as Vice President, Media North America and Global Digital Media Innovation. From October 2009 until May 2011, Ms. Tifford served as Vice President for Strategic Partnerships at MTV Networks, a cable and satellite television channel owned by Viacom Media Networks.

Key Qualifications and Certifications:

Ms. Tifford has substantial experience in executive leadership, media, ecommerce, branding and marketing and a proven track record of building brands in an evolving digital landscape.

AGE | 55 DIRECTOR SINCE | 2017 COMMITTEES | NCG (Chair)

8

BOARD COMPOSITIOn and QUALIFICATIONS

We have no current agreements obligating the Company to nominate a particular candidate as a director, and none of our directors represents a special interest or a particular stockholder or group of stockholders.

We believe that our business accomplishments are a result of the efforts of our employees around the world, and that a diverse employee population will result in a better understanding of our customers’ needs. Our success with a diverse workforce also informs our views about the value of a Board that has persons of diverse skills, experiences and backgrounds. To this end, the Board seeks to identify candidates with areas of knowledge or experience that will expand or complement the Board’s existing expertise. Diversity in skills and backgrounds ensures that the widest range of options and viewpoints are expressed in the boardroom.

Consistent with the Company’s Corporate Governance Guidelines, the Board desires a diverse group of candidates who possess the background, skills, expertise and time to make a significant contribution to the Board, the Company and its stockholders. The Nominating and Corporate Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees, including size and qualifications for membership. The Nominating and Corporate Governance Committee evaluates prospective nominees against the standards and qualifications set forth in the Company’s Corporate Governance Guidelines, as well as other relevant factors it deems appropriate.

Listed below are the skills and experience that we have considered important for our directors to have in light of our current business and structure. The director nominees’ biographies above note each nominee’s relevant experience, skills and qualifications relative to this list.

Public Company Board Experience

Directors who have served or serve on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relationship between a board and the CEO and other management personnel, the importance of particular agenda items and oversight of a changing mix of strategic, operational and compliance matters.

Senior Leadership Experience

Directors who have served as CEOs and in other senior leadership positions bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on the Board, may be enhanced if their leadership experience was developed at businesses or organizations that operated on a global scale or involved technology or other rapidly evolving business models.

Interpersonal Skills

Directors with different backgrounds and skills help build diversity on the Board and maximize group dynamics in terms of function, background, experience, education, thought, gender, race and age.

9

2025 PROPOSED BOARD COMPOSITION

Non-Independent Directors (1)
Independent Directors (7)

Male (3)
Female (5)

6-10 Years (2)
0-5 Years (6)

70+ Years (1)
51-60 Years (3)
61-70 Years (4)

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each Director Nominee set forth above for the Board of Directors.

10

CORPORATE GOVERNANCE AND OTHER BOARD MATTERS

The Company, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. Copies of the Company’s Corporate Governance Guidelines can be obtained free of charge from the Company’s website, www.fossilgroup.com, by contacting the Company at 901 S. Central Expressway, Richardson, Texas 75080 to the attention of Investor Relations, or by telephone at (972) 234-2525.

BOARD COMMITTEES AND MEETINGS

The Board held 26 meetings during the fiscal year ended December 28, 2024. During 2024, each director nominee attended 75% or more of the aggregate of the meetings of the Board and the meetings held by all committees of the Board on which such director served. The Board strongly encourages that directors make a reasonable effort to attend the Annual Meeting. All of the then current members of the Board attended the Company’s 2024 Annual Meeting of Stockholders.

During 2024, the Board had four committees: the Audit Committee, the Compensation and Talent Management Committee, the Nominating and Corporate Governance Committee and the Strategic Planning and Finance Committee. Each of the committees has a written charter approved by the Board. Copies of the charters can be obtained free of charge from the Company’s website, www.fossilgroup.com, by contacting the Company at 901 S. Central Expressway, Richardson, Texas 75080 to the attention of Investor Relations, or by telephone at (972) 234-2525.

The committees on which the directors served as of November 15, 2025 and the number of committee meetings held in fiscal year 2024 are shown in the chart below.

DIRECTOR	AUDIT COMMITTEE	COMPENSATION AND TALENT MANAGEMENT COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	StrategiC Planning and Finance Committee
Mark R. Belgya	C	X
Pamela B. Corrie	X		X	X
Susie Coulter			X	X
Eugene I. Davis	X			C
Pamela J. Edwards	X
Franco Fogliato	-	-	-	-
Kevin Mansell		C
Marc Rey		X		X
Wendy L. Schoppert	X
Gail B. Tifford			C
Number of Committee Meetings in Fiscal Year 2024	10	5	9	15

C = Committee Chair

11

CORPORATE GOVERNANCE AND OTHER BOARD MATTERS

Audit Committee

The functions of the Audit Committee are to:

•
appoint the Company’s independent registered public accounting firm;
•
review the plan and scope of any audit of the Company’s consolidated financial statements;
•
review the Company’s significant accounting policies and other related matters;
•
review the Company’s annual and quarterly reports and earnings releases;
•
oversee the surveillance of administration, disclosure and financial controls;
•
oversee the Company’s compliance with legal and regulatory requirements;
•
oversee the Company’s monitoring and enforcement of its Code of Conduct and Ethics;
•
review the qualifications and independence of any independent auditor of the Company;
•
oversee the performance of the Company’s internal audit function and the Company’s independent auditors; and
•
oversee cybersecurity risk.

Deloitte & Touche LLP, the Company’s principal independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules adopted thereunder, meets with management and the Company’s independent registered public accounting firm prior to the filing of officers’ certifications with the Securities and Exchange Commission ("SEC") to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting. The Audit Committee has adopted a procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. The Company’s internal audit group reports directly to the Audit Committee on a quarterly basis.

All members of the Audit Committee have been determined to be financially literate and to meet the appropriate SEC and Nasdaq standards for independence. See “Director Independence” below. The Audit Committee includes five independent directors, Messrs. Belgya and Davis and Mses. Corrie, Edwards and Schoppert who have each been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules.

Compensation and Talent Management Committee

The functions of the Compensation and Talent Management Committee are to:

•
determine the compensation of the Company’s executives;
•
produce annual reports on executive compensation for inclusion in the Company’s proxy statement (if required); and
•
oversee and advise the Board on the adoption of policies that govern, and to administer, the Company’s compensation programs, including stock and benefit plans.

All members of the Compensation and Talent Management Committee have been determined to meet the appropriate Nasdaq standards for independence. See “Director Independence” below. Further, each member of the Compensation and Talent Management Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

12

Compensation Decision Making Process

Roles and Responsibilities

The Compensation and Talent Management Committee The Compensation and Talent Management Committee is appointed by the Board to exercise the Board’s authority to compensate the executive management team and administer our stock-based and incentive compensation plans. The Compensation and Talent Management Committee typically meets in separate sessions at least on a quarterly basis. In addition, the Compensation and Talent Management Committee sometimes schedules special meetings or non-meeting “work sessions,” either by telephone or in person, as necessary to fulfill its duties. Meeting agendas are established by the chairperson after consultation with other members of the Compensation and Talent Management Committee and our CEO. During fiscal year 2024, the Compensation and Talent Management Committee was comprised of Mr. Belgya, Mr. Mansell and Mr. Rey. The Compensation and Talent Management Committee’s full responsibilities with respect to our compensation practices are set forth in its charter, which can be found on our investor relations site: fossilgroup.com/investors.

The Compensation Consultant The Compensation and Talent Management Committee engaged Korn Ferry to assist them (and management) in reviewing and determining appropriate, competitive compensation for our executive officers for fiscal year 2024. Korn Ferry reviewed the design and competitiveness of the Company’s executive compensation programs. Korn Ferry has continued to provide to us, at our request, benchmarking, best practices and other data relevant to our compensation programs and changes thereto. The Compensation and Talent Management Committee determined that the work of Korn Ferry did not raise any conflicts of interest in fiscal year 2024. In making this assessment, the Compensation and Talent Management Committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act, including the other services that Korn Ferry provided to the Company, the level of fees received from the Company as a percentage of Korn Ferry’s total revenue, policies and procedures employed by Korn Ferry to prevent conflicts of interest, and whether the individual Korn Ferry advisers to the Compensation and Talent Management Committee own any stock of the Company or have any business or personal relationships with members of the Compensation and Talent Management Committee or our executive officers.

Company Executives Our CEO, other members of management, and Compensation and Talent Management Committee members regularly discuss our compensation issues and the performance and retention of our NEOs. Our CEO typically recommends to the Compensation and Talent Management Committee for its review, modification and approval of the annual base salary, bonus and equity awards (if any) for the other members of the executive management team. Certain members of the executive management team and other employees regularly attend portions of Compensation and Talent Management Committee meetings in order to provide information and recommendations to the Compensation and Talent Management Committee as requested, although the Compensation and Talent Management Committee meets in executive session with only Compensation and Talent Management Committee members present when it deems appropriate.

Peer Group

Attracting, retaining, and motivating top talent is critical to drive our success. Each year we review our peer group to ensure total compensation components, design and practices are competitive with similar companies. The following was considered when determining our peer group:

•
companies who we compete against for attracting and retaining talent
•
industry, product category, geography and operational complexity
•
financials such as revenue and market capitalization
•
the opinion of proxy advisory firms such as ISS and Glass Lewis
•
our compensation consultant’s feedback and recommendations

13

Based on this analysis, for fiscal year 2024, we removed Columbia Sportswear Company, Crocs, Inc. and Deckers Outdoor Corporation and added The Children's Place, Inc., Lands' End, Inc. and Zumiez, Inc. For fiscal year 2024, the peer group consisted of the following 13 companies:

Caleres, Inc. Chico’s FAS, Inc. Express, Inc. Genesco, Inc. G-III Apparel Group, Ltd.	Guess, Inc. Lands' End, Inc. Movado Group, Inc.. Oxford Industries, Inc.	Steven Madden, Ltd. The Children's Place, Inc. Wolverine World Wide, Inc. Zumiez, Inc.

Korn Ferry obtains relevant data from each company’s respective SEC filings, from Korn Ferry’s proprietary surveys or as otherwise available. The data reviewed by the Compensation and Talent Management Committee in setting fiscal year 2024 compensation included compensation information for each of the named executive officers identified by each company as well as each company’s financial performance data. From this company-specific information as well as the surveys reviewed, Korn Ferry presented the data to the Compensation and Talent Management Committee by each compensation element. This data provided visibility into how the compensation of each of our NEOs compared to the peer group counterpart with respect to each compensation component and total compensation. The Compensation and Talent Management Committee evaluated base salaries, target bonuses, actual bonuses, equity awards and any other incentive programs for which we could obtain data. The Compensation and Talent Management Committee did not assign any particular weights or formulas to the individual elements of compensation at peer companies or shown in the surveys. Rather, the Compensation and Talent Management Committee evaluated the compensation of each of the NEOs in light of the totality of the information reviewed for their peers.

14

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee are to:

•
identify qualified individuals for membership on the Board;
•
recommend to the Board the director nominees for the next annual meeting of stockholders;
•
review the Company’s Corporate Governance Guidelines on an annual basis and recommend to the Board any changes deemed necessary or desirable; and
•
oversee the corporate governance affairs of the Board and the Company.

The Nominating and Corporate Governance Committee reviews the Company’s activities and practices regarding environmental, social, and related governance matters that are significant to the Company and reviews the Company’s philanthropic activities. The Nominating and Corporate Governance Committee’s role also includes periodically reviewing the compensation paid to non-employee directors and making recommendations to the Board for any adjustments. In addition, the Nominating and Corporate Governance Committee conducts with the full Board an annual review of the Company’s succession plans relating to the Chairman and CEO positions. The Nominating and Corporate Governance Committee regularly reviews the purposes of the Board committees, recommends to the Board any necessary or desired changes to the purposes and membership of such committees and whether any committees should be created or discontinued. All members of the Nominating and Corporate Governance Committee have been determined to meet the Nasdaq standards for independence. See “Director Independence” below.

Transformation Office and Special Board Committee

In addition, to execute our Transform and Group plan (“TAG”), we established a Transformation Office. The Transformation Office was composed of members of our senior management supported by a leading management consulting firm specializing in assisting companies in complex reorganizations. The Board established a Special Board Committee in July 2023 to provide primary Board oversight of the Transformation Office and drive accountability, timeliness and results of the program. Messrs. Belgya and Chiasson and Ms. Harris Jones were originally appointed to this committee. Mr. Davis was appointed to the committee following his appointment to the Board in March 2024 and Ms. Corrie was appointed to the committee in July 2024.

Strategic Planning and Finance Committee

In July 2024, the Board formed a special Strategic Planning and Finance Committee (the "SPC") to assist the Board in fulfilling its oversight duties and to review, oversee, implement, evaluate, monitor, negotiate, and make recommendations to the Board with respect to (i) financing and re-financing alternatives available to the Company and (ii) any restructuring or recapitalization of the Company. Mr. Davis, Ms. Corrie and Ms. Coulter were appointed to the committee upon formation and Mr. Rey was appointed to the committee effective January 1, 2025.

Effective January 1, 2025, the Special Board Committee was dissolved and the SPC assumed the responsibilities of the Special Board Committee. As a result of the recent completion of the Company's financing and restructuring activities, the Board has dissolved the SPC effective December 1, 2025.

DIRECTOR INDEPENDENCE

The standards relied upon by the Board in affirmatively determining whether a director is “independent” in compliance with the rules of Nasdaq are comprised, in part, of those objective standards set forth in the Nasdaq Marketplace Rules, which include the following bright line rules: (i) a director who is or was at any time during the past three years an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, whether by blood, marriage or adoption, and anyone sharing the director’s home) is or was at any time during the past three years an executive officer of the Company, would not be independent; (ii) a director who received, or whose immediate family member received, from the Company compensation of more than $120,000 during any twelve consecutive months within the three years preceding the determination of independence, except for certain permitted payments, would not be independent; (iii) a director who is or who has an immediate family member who is, a current partner of the Company’s outside auditor or who was, or who has an immediate family member who

15

was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years would not be independent; (iv) a director who is, or whose immediate family member is, employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers served on the compensation committee would not be independent; and (v) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization that, in the current or any of the past three fiscal years, has made payments to, or received payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such recipient’s consolidated gross revenues, except for permitted payments, would not be independent.

The Board, in applying the above referenced standards, has affirmatively determined that each of the following directors and director nominees is “independent” as defined by Rule 5605(a)(2) of the Nasdaq listing standards: Mark R. Belgya, Pamela B. Corrie, Susie Coulter, Eugene I. Davis, Pamela J. Edwards, Kevin Mansell, Marc Rey, Wendy L. Schoppert and Gail B. Tifford. As part of the Board’s process in making such determination, each such director provided written assurances that all of the above cited objective criteria for independence are satisfied and such director has no other “material relationship” with the Company that could interfere with such director’s and director nominee’s ability to exercise independent judgment.

BOARD LEADERSHIP STRUCTURE

The Board is committed to promoting effective, independent governance of the Company. The Board strongly believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director or the CEO. Consequently, our Corporate Governance Guidelines allow the Board to determine whether to separate or combine the roles of the Chairman and CEO.

To help ensure the independence of the Board, our Corporate Governance Guidelines require that, when the Chairman is a member of management, the Lead Independent Director shall assume certain responsibilities pertaining to the operation of the Board. The Lead Independent Director presides over all executive sessions of the non-management directors and other meetings of the Board in the absence of the Chairman of the Board, serves as the principal liaison to the non-management directors and consults with the CEO regarding information to be sent to the Board, meeting agendas and establishing meeting schedules. In order to give a significant voice to our non-management directors, our Corporate Governance Guidelines also provide that the non-management directors of the Company meet regularly in executive session. The Company’s independent directors held 15 formal meetings without management during fiscal year 2024.

Currently, the Board has determined that it is in the best interests of the stockholders and the Company for Mr. Mansell to serve as our Chairman. Mr. Mansell is not and has not been a member of management.

COOPERATION AGREEMENT

On March 24, 2024, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Buxton Helmsley Active Value Fund, L.P. and Buxton Helmsley Capital Partners LLC (collectively, “Buxton”). Pursuant to the Cooperation Agreement, the Company agreed, among other things, to appoint Pamela B. Corrie (the “Investor Director”) to the Board and the Nominating and Corporate Governance Committee and to nominate her for election at the Annual Meeting. The Cooperation Agreement will terminate at the earlier of (i) the date of the 2025 Annual Meeting of Stockholders of the Company and (ii) a change of control of the Company (the “Termination Date”), Until the Termination Date, the size of the Board will not exceed ten (10) directors, which will include not more than nine (9) independent directors.

Pursuant to the Cooperation Agreement, Buxton agreed to abide by certain standstill restrictions and voting commitments. The Cooperation Agreement also included procedures regarding the replacement of the Investor Director upon certain events which provisions expired on September 4, 2024, when Buxton informed the Company that it no longer met the ownership requirements under the Cooperation Agreement.

16

CORPORATE GOVERNANCE AND OTHER BOARD MATTERS

DIRECTOR NOMINATION POLICY

The Company has a standing Nominating and Corporate Governance Committee consisting entirely of independent directors. Each director nominee was recommended to the Board by the Nominating and Corporate Governance Committee for selection.

The Nominating and Corporate Governance Committee will consider all proposed nominees for the Board, including those put forward by stockholders. Stockholder nominations should be addressed to the Nominating and Corporate Governance Committee in care of Randy S. Hyne, Chief Legal Officer and Secretary, at 901 S. Central Expressway, Richardson, Texas 75080, in accordance with the provisions of the Company’s Bylaws. The Nominating and Corporate Governance Committee annually reviews with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and Company circumstances. In making its recommendations to the Board, the Nominating and Corporate Governance Committee considers all factors it believes are appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the Nominating and Corporate Governance Committee will first consider current Board members because they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Board and the Nominating and Corporate Governance Committee aim to assemble a diverse group of Board members and believe that no single criterion is determinative in obtaining diversity on the Board. The Board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the Board or one of its committees.

RISK OVERSIGHT

The Board has primary responsibility for risk oversight and takes an active role in overseeing the management of the Company’s risks. The Board implements its risk oversight function both as a whole and through committees, which play a significant role in carrying out risk oversight. The Board reviews information concerning enterprise risks through regular reports of each Board committee, including information regarding financial reporting, accounting, cybersecurity, compliance and internal audit risk matters from the Audit Committee, compensation-related risk from the Compensation and Talent Management Committee and environmental, social and governance-related risk from the Nominating and Corporate Governance Committee. In addition, our Audit, Compensation and Talent Management and Nominating and Corporate Governance Committees are comprised solely of independent directors and have responsibility for the review of certain risks as defined in their governing documents. As part of its oversight, the Board receives and reviews regular reports from members of senior management and our Corporate Compliance Department, which facilitates our Enterprise Risk Management Committee (the “ERM Committee”), comprised of a group of cross-functional executive leaders. The ERM Committee meets on a quarterly basis to review, prioritize, and address mitigation strategies for major risk exposures. The ERM Committee also considers new and emerging risks. As part of its risk oversight role, the Board receives quarterly reports on our enterprise risk management program and a more detailed annual presentation covering enterprise risk management methodology, changes in gross and residual risk and the progress of mitigation activities. Risk assessment results and mitigation plans for significant enterprise risks, such as financial, operational, security and cybersecurity, business continuity, legal and regulatory risks, are developed and monitored by management, including management “risk owners” in conjunction with the ongoing ERM program.

17

CODES OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Conduct and Ethics that applies to directors, officers and other employees of the Company and its subsidiaries. In addition, the Company has adopted a Code of Ethics for Senior Financial Officers, which includes the Company’s principal executive officer, principal financial officer, and principal accounting officer. Violations of our Code of Conduct and Ethics and our Code of Ethics for Senior Financial Officers (the “Company Codes”) may be reported to the Audit Committee. Copies of the Company Codes can be obtained free of charge from the Company’s website, www.fossilgroup.com, by contacting the Company at 901 S. Central Expressway, Richardson, Texas 75080, to the attention of Investor Relations, or by telephone at (972) 234-2525. The Company intends to post any amendments to, or waivers from, the Company Codes that apply to its principal executive officer, principal financial officer, and principal accounting officer on its website at www.fossilgroup.com.

SELF-ASSESSMENT

The Board and its standing committees conduct a self-assessment of their effectiveness each year. In conducting these self-assessments, the Board and committees may use interviews of the members conducted by the Lead Independent Director or the Chairman of the Board or chair of the committees, written questionnaires or other assessment tools.

PLEDGING OF COMPANY SECURITIES

The Company has an Insider Trading Policy that applies to all directors, officers and employees of the Company and its subsidiaries. Under this policy, directors and executive officers may not pledge, hypothecate, or otherwise encumber Company securities as collateral for indebtedness. This prohibition includes, but is not limited to, holding such securities in a margin account.

HEDGING OF COMPANY SECURITIES

Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow a stockholder to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the stockholder to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the stockholder may no longer have the same objectives as the Company’s other stockholders. Therefore, under our Insider Trading Policy, directors, officers and employees are prohibited from engaging in any such hedging transactions.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with the Board, or specific individual directors, including the non-management directors as a group, may do so by writing to such director or directors in care of Randy S. Hyne, Chief Legal Officer and Secretary, at 901 S. Central Expressway, Richardson, Texas 75080. Communication(s) directed to members of the Board who are employees will be relayed to the intended Board member(s), except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s), except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

REPORT OF THE AUDIT COMMITTEE

The Board has determined that each member of the Audit Committee satisfies all applicable financial literacy requirements, and each member is independent as required by the Sarbanes-Oxley Act and as “independent” is defined by the listing standards of Nasdaq. Our Board has determined that each member of the Audit Committee

18

CORPORATE GOVERNANCE AND OTHER BOARD MATTERS

meets the definition of an “audit committee financial expert” as defined by the SEC.

Roles and Responsibilities

The Audit Committee operates under a written charter approved by our Board, which can be found on our website at www.fossilgroup.com. The Audit Committee oversees our financial reporting process, including internal control over financial reporting on behalf of the Board of Directors. Management has the primary responsibility for the preparation, presentation, and integrity of the Company’s consolidated financial statements, for the appropriateness of the accounting principles and financial reporting policies and practices that are used by the Company and for maintaining appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditor, Deloitte & Touche, LLP (“D&T”), is responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. Additionally, D&T expresses an opinion on whether the Company maintained in all material respects, effective internal control over financial reporting.

Fiscal Year 2024 Actions

The Audit Committee held discussions with management, internal audit and D&T and met independently as a committee. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements as of and for the fiscal year ended December 28, 2024 with management and D&T. These discussions included a review of the quality, not just acceptability, of the Company’s accounting policies, the reasonableness of significant estimates and judgments, and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee reviewed and discussed with management and D&T the adequacy and effectiveness of the Company’s internal control over financial reporting, including the respective reports of management and D&T on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence and has discussed with D&T their independence from the Company. The Audit Committee has concluded that D&T’s provision of audit and non-audit services to the Company is compatible with D&T’s independence.

Committee Recommendation to Include Financial Statements in Annual Report

The Audit Committee relied, without independent verification, on information provided to us and the representations made by management, internal audit, and D&T. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024.

AUDIT COMMITTEE

Mark R. Belgya, Chair

Pamela B. Corrie

Eugene I. Davis

March 4, 2025

19

DIRECTOR COMPENSATION

Cash Compensation

The following table shows the annual cash retainers paid to non-employee directors, committee chairpersons and committee members in fiscal year 2024.

POSITION	AMOUNT
Non-Employee Director	$140,000
Lead Independent Director	$35,000
Audit Committee Chairperson	$25,000
Audit Committee Member	$15,000
Compensation and Talent Management Committee Chairperson	$20,000
Compensation and Talent Management Committee Member	$10,000
Nominating and Corporate Governance Committee Chairperson	$15,000
Nominating and Corporate Governance Committee Member	$10,000
Strategic Planning and Finance Committee Chairperson[1]	$30,000
Strategic Planning and Finance Committee Member[1]	$20,000

(1) Fees are paid monthly in advance.

Equity Compensation

Each outside director of the Company who does not elect to decline to participate in the Fossil Group, Inc. 2024 Long-Term Incentive Plan (the “2024 Plan”) is eligible to receive a grant of restricted stock units (“RSUs”) as follows: (1) on the date of the annual stockholders meeting, each outside director shall be eligible to receive a grant of RSUs, in such amount as determined by the Board, in its sole discretion, provided that such grant shall not exceed more than the number of shares of Common Stock having an aggregate fair market value of $130,000. The RSUs granted will vest 100% on the earlier of (a) the date of the next annual stockholders meeting or (b) one year from the date of grant, provided the outside director is providing services to the Company or a subsidiary on that date; and (2) each individual who first becomes an outside director is automatically granted a one-time grant, effective as of the date of appointment, equal to the grant he or she would have received if he or she had been elected at the previous annual stockholders meeting, pro-rated based on the number of days such director will actually serve before the one-year anniversary of such previous annual stockholders meeting, which RSUs will vest 100% one year from the date of grant, provided the outside director is providing services to the Company or a subsidiary on that date. Notwithstanding the foregoing, in the event of an outside director’s termination of service due to his or her death, all unvested RSUs will immediately become 100% vested. RSUs are awarded subject to such terms and conditions as established by the Compensation and Talent Management Committee, which may include the requirement that the holder forfeit the RSUs upon termination of service during the period of restriction. On June 21, 2024, the date of the Company's Annual Meeting of Stockholders in 2024, the Board approved a grant of 25,000 RSUs to each non-employee director.

20

CORPORATE GOVERNANCE AND OTHER BOARD MATTERS

FISCAL 2024 DIRECTOR COMPENSATION TABLE

The following table provides information regarding director compensation for fiscal year 2024. Non-employee directors who join the Board during the fiscal year receive a pro-rated annual cash retainer.

NAME (1)(2)	FEES EARNED OR PAID IN CASH ($)(3)	STOCK AWARDS ($)(4)	TOTAL ($)
Mark R. Belgya	215,800	36,250	252,050
William B. Chiasson(5)	125,892	-	125,892
Pamela B. Corrie	236,012	36,250	272,262
Susie Coulter	256,452	36,250	292,702
Eugene I. Davis	299,337	36,250	335,587
Kim Harris Jones(6)	120,040	36,250	156,290
Kevin Mansell	195,000	36,250	231,250
Marc Rey	150,000	36,250	186,250
Gail B. Tifford	155,000	36,250	191,250

(1)
Messrs. Boyer, Fogliato and Kartsotis were each a director and NEO during fiscal year 2024. Messrs. Boyer, Fogliato and Kartsotis did not receive any additional compensation for services as a director. As such, information about their compensation is listed in the Fiscal 2024 and 2023 Summary Compensation Table below.
(2)
Our directors’ outstanding equity awards as of fiscal year end 2024 were as follows: Mr. Belgya — 25,000 RSUs; Ms. Corrie — 25,000 RSUs; Ms. Coulter — 25,000 RSUs; Mr. Davis — 25,000 RSUs; Mr. Mansell — 25,000 RSUs; Mr. Rey — 25,000 RSUs; and Ms. Tifford — 25,000 RSUs.
(3)
Consists of retainer fees.
(4)
Consists of an award of RSUs granted pursuant to the 2024 Plan to each director on June 21, 2024. Pursuant to the 2024 Plan, each outside director is to receive a grant of RSUs on the date of the Annual Stockholders Meeting in such amount as determined by the Board, in its sole discretion, provided that such grant shall not exceed more than the number of shares of Common Stock having an aggregate fair market value of $130,000. Awards vest 100% on the earlier of (i) the next annual stockholders meeting or (ii) one year from the date of grant. The amounts shown were not actually paid to the directors. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of the RSUs awarded to each of them in fiscal year 2024. These values were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The aggregate grant date fair value of the RSUs is equal to the midpoint between the high and low sales prices of our Common Stock on the date of grant multiplied by the number of shares granted. On June 21, 2024, the date of grant for all directors, the midpoint of the high and low sales prices of our Common Stock was $1.45 per share. The amounts reported do not include any reduction in the value of the awards for the possibility of forfeiture.
(5)
Mr. Chiasson did not stand for re-election to the Board in 2024, as he had reached the maximum board tenure for nomination and re-election under our corporate guideline of ten years of service on the Board.
(6)
Ms. Harris Jones resigned from the Board effective July 31, 2024.

21

STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS

The Board has adopted stock ownership guidelines for our directors. The guidelines were adopted in lieu of stock retention requirements. Subject to transition periods and other provisions, the guidelines generally require that each director beneficially hold shares of our stock (including RSUs and deferred shares) with a value equal to at least five times his or her current annual cash retainer. None of our current directors were in compliance with the guidelines as of November 15, 2025.

22

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The Company’s only outstanding class of equity securities is its Common Stock. The following table sets forth information regarding the beneficial ownership of Common Stock as of November 15, 2025 by (i) each Named Executive Officer (as defined in “Executive Compensation”); (ii) each director and director nominee of the Company; (iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Common Stock as of November 15, 2025. The address of each officer and director is c/o Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080.

	Shares Beneficially Owned (1) (2)
Name of Beneficial Owner	Number	Percent
Jeffrey N. Boyer	379,572	*
Franco Fogliato	1,000,000	1.8%
Kosta Kartsotis	2,570,641	5.5%
Darren E. Hart	—	*
Melissa B. Lowenkron	54,303	*
Greg McKelvey	—	*
Andrew Skobe	—	*
Mark R. Belgya	44,644 (3)	*
Pamela Corrie	30,929	*
Suzanne M. Coulter	70,287	*
Eugene Davis	30,929	*
Pamela Edwards	2,466	*
Kevin B. Mansell	94,959	*
Marc Rey	85,776	*
Wendy L. Schoppert	2,466	*
Gail Tifford	102,925	*
All present executive officers and directors as a group (16 persons)	1,557,624 (4)	2.9%
Nantahala Capital Management, LLC	5,087,803 (5)	9.3%
Miller Value Partners, LLC	3,135,725 (6)	5.7%
Liechtensteinische Landesbank Aktiengesellschaft	2,805,194 (7)	5.1%

* Less than 1%

(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedule 13D and 13G filings with the SEC and reports made directly to the Company. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares when such person has the right to acquire them within 60 days after November 15, 2025. For RSUs and performance share units (“PSUs”), we report shares equal to the number of RSUs and PSUs that will vest within 60 days of November 15, 2025. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)
The percentages indicated are based on 54,640,589 shares of Common Stock outstanding on November 15, 2025. Shares of Common Stock subject to RSUs or PSUs that will vest within 60 days after November 15, 2025 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity.
(3)
Excludes 80,256 shares of Common Stock issuable upon the vesting of RSUs that Mr. Belgya elected to defer the receipt of until his termination of service as a director of the Company
(4)
Includes an additional 37,940 shares of Common Stock beneficially owned by executive officers not named in the table above.
(5)
Based on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on August 14, 2025 by Nantahala Capital Management, LLC ("Nantahala"), which indicates that Nantahala and each of Wilmot B. Harkey and Daniel Mack, as managing

23

members of Nantahala have shared voting power over 5,087,803 shares of Common Stock and shared dispositive power over 5,087,803 shares of Common Stock. The address of Nantahala is 130 Main Street, 2nd Floor, New Canaan, Connecticut 06840.
(6)
Based on information contained in Schedule 13G filed with the SEC on May 9, 2025 by Miller Value Partners, LLC ("Miller"), which indicates that Miller and William H. Miller IV as the control person of Miller have shared voting power over 3,135,725 shares of Common Stock and shared dispositive power over 3,135,725 shares of Common Stock. The address of Miller 50 South Lemon Avenue, #302, Sarasota, Florida 34236.
(7)
Based on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on January 22, 2024 by Liechtensteinische Landesbank Aktiengesellschaft, which indicates that Liechtensteinische Landesbank Aktiengesellschaft and LLB Fund Services AG (“LLB FS”) have shared voting power over 2,805,194 shares of Common Stock and shared dispositive power over 2,805,194 shares of Common Stock. The securities reported as beneficially owned by the reporting person may also be deemed to be beneficially owned by BWM AG, an unaffiliated third-party investment adviser which manages the position pursuant to an investment advisory agreement with LLB FS. The address of Liechtensteinische Landesbank Aktiengesellschaft is Städtle 44, P.O. Box 384, FL-9490 Vaduz, Liechtenstein.

24

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The name, age, and current position with the Company, and principal occupation during the last five years of (i) Mr. Fogliato and the year he first became an executive officer of the Company is set forth above under the caption “Proposal 1: Election of Directors” and (ii) with respect to each remaining executive officer as of November 15, 2025 is set forth in the following table and text:

NAME	AGE	POSITION
Antonio Carriero	55	Chief Digital Information Officer and General Manager EMEA
Randy Greben	48	Chief Financial Officer
Randy S. Hyne	58	Chief Legal Officer and Corporate Secretary
Laks Lakshmanan	47	Chief Supply Chain Officer
Melissa B. Lowenkron	50	Chief Brand Officer
Joe T. Martin	42	Chief Commercial Officer

Antonio Carriero

Antonio Carriero has served as Chief Digital Information Officer and General Manager EMEA since February 2025. Mr. Carriero is responsible for overseeing the Company’s global technology strategy, operations, cybersecurity, and the development of digital capabilities. Mr. Carriero also leads the commercial business for the Company’s EMEA region. Most recently, he served as Chief Digital and Information Officer at Salomon (Amer Sports), a leading global mountain sports lifestyle brand, from November 2023 to November 2024. Prior thereto, he served as Chief Digital and Information Officer at Breitling SA, a global luxury watch brand, from December 2017 until November 2023.

AGE | 55 OFFICER SINCE | 2025

25

Randy Greben

Randy Greben has served as Chief Financial Officer since March 2025. Mr. Greben is responsible for the management of the Company's global finance, accounting, tax, treasury and investor relations functions. Mr. Greben most recently served as Chief Financial & Operating Officer at Casper Sleep Inc., an omni-channel retailer in the mattress/sleep industry, from October 2022 until February 2025. Previously, from January 2021 to October 2022, Mr. Greben served as Chief Financial Officer of Blue Apron, a former publicly traded subscription meal kit business. From March 2017 to December 2019, Mr. Greben also served as Chief Financial Officer and Senior Vice President at ANN Inc., a subsidiary of the Ascena Retail Group (NASDAQ: ASNA) at the time of employment, a leading women’s specialty retail company. Mr. Greben also held various senior finance roles, including Chief Financial Officer, with Quidsi, a wholly-owned subsidiary of Amazon.com (NASDAQ: AMZN) at the time of employment, operating six URLs focused on the parents, young children, household and pets segments of e-commerce.

AGE | 48 OFFICER SINCE | 2025

Randy S. Hyne

Randy S. Hyne has served as Chief Legal Officer and Corporate Secretary since March 2024. Mr. Hyne is responsible for the Company's global legal and compliance operations. Prior to his current position with the Company, Mr. Hyne served as General Counsel and Corporate Secretary from April 2004 until March 2024. Mr. Hyne has been with the Company since 1997.

AGE | 58 OFFICER SINCE | 2024

Laks Lakshmanan

Laks Lakshmanan has served as Chief Supply Chain Officer since July 2025. Mr. Lakshmanan is responsible for managing worldwide operations including product sourcing, manufacturing operations, merchandise and inventory planning, warehouse operations, logistics, repair and customer care. Previously Lakshmanan served as Managing Director at Alvarez & Marsal (“A&M”), within the firm’s Consumer and Retail Group. Over the past two years, he has worked closely with the Company as interim Head of Supply Chain as part of the Company’s partnership with A&M. During this time, he played a pivotal role in reshaping the Company's distribution strategy, driving significant progress against operational goals and helping improve the Company’s manufacturing responsiveness and cost structure.

Prior to A&M, Lakshmanan held senior operational roles, including Principal in the Strategic Operations practice at Kearney and Group Manager of Distribution and Transportation at Target. He also led transformational initiatives at a leading U.S.-based multinational cosmetics company and a major consumer cooperative focused on supply chain cost optimization and private label strategy.

AGE | 47 OFFICER SINCE | 2025

26

Melissa B. Lowenkron

Melissa B. Lowenkron has served as Chief Brand Officer since March 2023. Ms. Lowenkron is responsible for brand strategy and management and product design, development, merchandising and marketing for FOSSIL, MICHELLE, SKAGEN and ZODIAC. Ms. Lowenkron joined the Company in January 2022 as Senior Vice President and General Manager, Fossil Brand. Prior to joining the Company, Ms. Lowenkron served as the Senior Vice President/General Merchandising Manager for handbags, ladies shoes, beauty and jewelry at Neiman Marcus Group, a luxury department store, from October 2018 to February 2021. From April 2014 to October 2018, Ms. Lowenkron served as the Senior Vice President/General Merchandising Manager for ready-to-wear, handbags, ladies shoes, beauty, jewelry, men’s and kids at Bergdorf Goodman, a subsidiary of Neiman Marcus Group. Ms. Lowenkron joined Neiman Marcus Group in 1997 and held various other leadership positions, including Vice President/Divisional Merchandising Manager Men’s Sportswear from October 2010 to April 2014.

AGE | 50 OFFICER SINCE | 2023

Joe T. Martin

Joe T. Martin has served as Chief Commercial Officer since February 2025. Mr. Martin is responsible for all global revenue-generating activities of the Company. Before joining the Company, Mr. Martin served in various roles at Adidas, a leader in the athletic footwear, apparel, equipment and accessories industry, from July 2014, most recently serving as Senior Vice President in Commercial for North America. Prior to Adidas, he held leadership roles at American Woodwork and 3M Company.

AGE | 42 OFFICER SINCE | 2025

27

EXECUTIVE COMPENSATION

In accordance with the executive compensation rules applicable to smaller reporting companies, this section contains a discussion of all plan and non-plan compensation awarded to, earned by or paid to the following individuals. These individuals are referred to as the Named Executive Officers (“NEOs”) in this Proxy Statement.

NAME	POSITION
Franco Fogliato(1)	Chief Executive Officer and Director
Kosta N. Kartsotis(2)	Former Chairman of the Board and Chief Executive Officer
Jeffrey N. Boyer(3)	Former Interim Chief Executive Officer and former Chief Operations Officer
Andrew Skobe(4)	Former Interim Chief Financial Officer
Melissa B. Lowenkron	Chief Brand Officer
Darren E. Hart(5)	Former Executive Vice President, Chief Human Resources Officer
Greg A. McKelvey(6)	Former Executive Vice President, Chief Commercial Officer

(1) Mr. Fogliato was appointed as Chairman of the Board and Chief Executive Officer effective September 18, 2024.

(2) Mr. Kartsotis stepped down as Chairman and a member of the Board and as Chief Executive Officer effective March 13, 2024.

(3) Mr. Boyer served as Interim Chief Executive Officer and Director from March 13, 2024 until September 18, 2024. Mr. Boyer served as Chief Operating Officer during the remaining time periods in 2024.

(4) Mr. Skobe’s term as Interim Chief Financial Officer ended as of March 17, 2025.

(5) Mr. Hart’s employment with the Company was terminated effective April 26, 2024.

(6) Mr. McKelvey’s employment with the Company was terminated effective August 11, 2023.

FISCAL 2024 AND 2023 SUMMARY COMPENSATION TABLE

.					NON-EQUITY
		SALARY	BONUS	STOCK	INCENTIVE PLAN COMPENSATION	ALL OTHER COMPENSATION	TOTAL
NAME AND PRINCIPAL POSITION	YEAR	($)	($)	AWARDS ($)(1)	($)(2)	($)	($)

Franco Fogliato(3)	2024	266,538	2,100,000	1,792,500	—	413,002 (4)	4,572,040
Chief Executive Officer

Kosta N. Kartsotis(5)	2024	825,000	—	—	—	336,703(6)	1,161,703
Former Chief Executive Officer and Director	2023	1,057,692	—	—	393,250	—	1,450,942

Jeffrey N. Boyer(7)	2024	719,250	—	72,061	540,876	27,477(8)	1,359,664
Former Interim Chief Executive Officer and former Chief Operations Officer	2023	719,250	—	262,598	197,794	24,594	1,204,236

Andrew Skobe(9)	2024	—	—	—	—	718,750(10)	718,750
Former Interim Chief Financial Officer

Melissa B. Lowenkron(11)	2024	557,615		13,933	180,997	11,196(12)	763,741
Chief Brand Officer

Darren E. Hart(13)	2024	255,970	—	52,876	106,700	685,514(14)	1,101,060
Former Executive Vice President, Chief Human Resources Officer	2023	700,550	—	321,680	144,488	20,657	1,187,375

Greg A. McKelvey	2024	—	—	—	—	1,481,600(15)	1,481,600
Former Executive Vice President, Chief Commercial Officer	2023	484,369	—	399,462	124,465	351,837	1,360,133

(1)
The amounts shown were not actually paid to the NEOs. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of RSUs and PSUs awarded to each of them in fiscal years 2024 and 2023. These values were determined in accordance with FASB ASC Topic 718. The grant date fair value of the PSUs is based on our estimate on the grant date of the probable

28

EXECUTIVE COMPENSATION

outcome of meeting the performance conditions of these awards. The aggregate grant date fair value of the RSUs is equal to the midpoint between the high and low sales prices of our Common Stock on the date of grant multiplied by the number of shares granted. The following are the aggregate grant date fair values of the 2024 PSUs assuming we meet the highest level of the performance conditions of these awards: Mr. Boyer $72,062 and Mr. Hart $52,875.
(2)
The amounts shown were earned in the fiscal year listed, but paid in the first quarter of the following fiscal year.
(3)
Mr. Fogliato was appointed Chief Executive Officer and Director effective September 18, 2024.
(4)
Includes $412,201 in relocation expenses.
(5)
Mr. Kartsotis' employment with the Company was terminated effective September 13, 2024.
(6)
Includes $330,001 in consulting fees.
(7)
Mr. Boyer's employment with the Company was terminated effective January 17, 2025.
(8)
This amount represents financial advisory services, the Company’s contributions to Mr. Boyer’s account under its 401(k) plan and $12,904 in Company-paid life insurance premiums.
(9)
Mr. Skobe joined the Company as Interim Chief Financial Officer effective July 1, 2024.
(10)
Consists of fees paid to Ankura Consulting Group, LLC ("Ankura"), a financial consulting firm for Interim Chief Financial Officer services provided by Mr. Skobe.
(11)
Ms. Lowenkron was not an NEO in 2023.
(12)
This amount represents $10,350 for the Company’s contributions to Ms. Lowenkron’s account under its 401(k) plan and Company-paid life insurance premiums.
(13)
Mr. Hart's employment with the Company was terminated effective April 26, 2024.
(14)
This amount represents $670,237 in severance payments, financial advisory services, the Company’s contributions to Mr. Hart’s account under its 401(k) plan and Company-paid life insurance premiums.
(15)
Payments made pursuant to the Executive Severance Agreement between the Company and Mr. McKelvey.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

During fiscal year 2024, our NEO compensation program included four components: base salary, annual cash incentive plan, long-term incentive equity grants and other compensation, including employee benefits generally available to all of our employees. Each component is described in detail below.

Base Salary

Annually, the CEO reviews and recommends to the Compensation and Talent Management Committee individual salaries for the NEOs, except the CEO salary. To determine individual salaries, the Compensation and Talent Management Committee may consider the scope of job responsibilities, individual performance and contributions, as well as our overall performance and annual budget guidelines for merit increases. The Compensation and Talent Management Committee’s objective is to award base compensation levels for each NEO around the median for the comparable position within our industry peer group based upon market data. However, salaries may be set higher when considered necessary to attract or retain key executives. Base salaries are reviewed annually and any adjustments to salaries are made in the first quarter of each fiscal year during our performance review process.

29

For fiscal year 2024, our NEOs did not receive an increase. The following table shows the base salary for each NEO.

NAME	ANNUAL SALARY RATE
Fogliato	$1,100,000
Kartsotis	$1,100,000
Boyer	$719,250
Skobe*	-
Lowenkron	$566,500
Hart	$700,550
McKelvey*	-

*Messrs. Skobe and McKelvey were not employees of the Company in 2024.

Annual Cash Incentive Plan

The Cash Incentive Plan is a performance-based annual cash incentive plan that links cash incentive awards to achieving pre-established performance goals. For fiscal year 2024, the Compensation and Talent Management Committee set goals for three financial metrics to assess Company performance and determine any cash incentive awards. The Compensation and Talent Management Committee believes that using these performance metrics align the NEOs’ bonus opportunities with the priorities of the Company and ultimately long-term value creation for the Company’s stockholders.

For fiscal year 2024, each NEO was eligible for a target bonus opportunity under the Cash Incentive Plan as follows: 130% of the annual salary for the CEO, 100% of the annual salary for the Chief Commercial Officer, 75% of the annual salary for Mr. Hart and 50% of the annual salary for Ms. Lowenkron. As Mr. Boyer served as Interim Chief Executive Officer from March to September 2024 and Chief Operating Officer for the remaining time periods in 2024, his cash incentive amount was prorated for the time periods he served as Chief Operating Officer and Interim Chief Executive Officer, respectively. Mr. Skobe did not participate in the Cash Incentive Plan. The actual cash incentive amounts are paid out based on the extent to which our financial goals are achieved. The measurement period for evaluating performance under the metrics was our 2024 fiscal year (the “Measurement Period”).

The original financial performance goals were approved by the Compensation and Talent Management Committee in March 2024 and included targets for threshold, target, and stretch payouts for the metrics, which included net sales, adjusted operating income (loss) and TAG operating expenses run rate savings. However, following the replacement of our long-time CEO in March 2024 and the departure in early 2024 of other executive officers, and following a reassessment of the financial projections for the year and to further motivate employees during a challenging fiscal year, the Compensation and Talent Management Committee along with the Board, in July 2024, revised the targets to incorporate updated financial projections for the net sales and adjusted operating income (loss) metrics.

30

EXECUTIVE COMPENSATION

The revised metrics for 2024 were as follows:

	PERFORMANCE METRIC	DESCRIPTION	WEIGHTING
Goals:	Net sales	Target of $1.2 billion	25%
	Adjusted operating income (loss)	Target of $(25) million	25%
	TAG Opex Run Rate Savings	Target of $125 million	50%

In setting these targets, key considerations of the Compensation and Talent Management Committee included:

•
Net sales: Determined using constant currency.
•
Adjusted operating income (loss): Determined using constant currency, excludes restructuring costs and intangible asset impairment and includes actual bonus payment total under the Cash Incentive Plan.

Target payouts for each performance metric are listed below:

PERFORMANCE METRIC	THRESHOLD PERFORMANCE	THRESHOLD* PAYOUT	TARGET PERFORMANCE	TARGET PAYOUT	STRETCH* PERFORMANCE	MAXIMUM* PAYOUT
Net sales	93%*	20%	$1.20 billion	100%	108%	200%
Adjusted operating income (loss)	$(53) million	20%	$(25.0) million	100%	$10 million	200%
TAG Opex Run Rate Savings	68%*	20%	$125 million	100%	140%	200%

* As a percentage of target

The Compensation and Talent Management Committee approves the specific payments to the NEOs under the Cash Incentive Plan. The Compensation and Talent Management Committee also retains discretion to reduce bonus compensation or recommend additional cash bonuses during the year based on factors such as promotions and business segment, department, individual or overall Company performance.

During the Measurement Period, the Company achieved net sales of $1.150 billion (using constant currency), which paid out at 50% of target, adjusted operating income (loss) of $(24) million, which paid out at 102% of target, and TAG Opex Run Rate Savings of $101 million, which paid out at 51.7% of target, resulting in an overall payout of 63.9%. The calculation for the Company payout percentage was the sum of the weighting multiplied by the achievement for each metric (as defined), and for fiscal year 2024 was:

25% x 50%	+	25% x 102%	+	50% x 51.7%

=

63.9% Company Payout

31

Based on the foregoing, the Compensation and Talent Management Committee approved the following cash bonus payments under the Cash Incentive Plan for fiscal year 2024 performance:

NAME	BASE SALARY ($)	PERCENTAGE	COMPANY PAYOUT %	TOTAL BONUS AMOUNT ($)
Fogliato	1,100,000	130%	63.9%	n/a(1)
Kartsotis	1,100,000	130%	63.9%	n/a(2)
Boyer	719,250	100%	63.9%	540,876(3)
Skobe(4)	-	-	-	-
Lowenkron	566,500	50%	63.9%	180,997
Hart	700,550	75%	63.9%	106,700(5)
McKelvey(6)	-	-	-	-

(1)
See the Bonus section below.
(2)
Mr. Kartsotis’ employment with the Company was terminated effective September 13, 2024.
(3)
Mr. Boyer’s bonus was prorated for the time he served in 2024 as Chief Operating Officer and Interim Chief Executive Officer, respectively.
(4)
Mr. Skobe was not eligible to participate in the Cash Incentive Plan.
(5)
Prorated for Mr. Hart’s April 26, 2024 termination of service date with the Company and paid in accordance with the terms of Mr. Hart’s Executive Severance Agreement.
(6)
Mr. McKelvey was not an employee in 2024.

Bonus

In accordance with the terms of his offer letter, Mr. Fogliato received a guaranteed cash bonus payment of $1.0 million in lieu of his participation in the Cash Incentive Plan in addition to a one-time $1.1 million sign-on bonus.

Long-Term Incentive Plan

We believe that substantial equity ownership and equity awards encourage management to take actions favorable to the medium and long-term interests of the Company and its stockholders and align their interests with the interests of the Company and its stockholders. We believe that including equity awards in the compensation program serves our longer-term goals, including management retention, because the value of equity is realized over several years. Accordingly, equity-based compensation constitutes a significant portion of the overall compensation of the NEOs.

For fiscal year 2024, the Compensation and Talent Management Committee approved a target of a percentage of annual salary (in effect at the end of the prior calendar year) for long-term incentive grants for each NEO as follows: 150% for Mr. Boyer, 113% for Mr. Hart and 38% for Ms. Lowenkron. During 2024, Messrs. Kartsotis, Skobe and McKelvey did not receive grants of equity awards. As part of the Company’s efforts to limit the number of shares granted annually from the Fossil Group, Inc. 2016 Long-Term Incentive Plan (the "2016 Plan"), the foregoing percentages reflect 25% reductions from the intended equity targets of 200%, 150%, and 50% respectively. The approved mix of awards consisted of 50% in RSUs, which vest ratably over three years, and 50% in PSUs, which vest ratably over three years based on the achievement of the performance measures for Messrs. Boyer and Hart and 100% RSUs for Ms. Lowenkron; and continued employment with the Company. The Compensation and Talent Management Committee makes the ultimate determination regarding these grants and can increase or decrease

32

EXECUTIVE COMPENSATION

the recommended awards. In order to manage the Company’s burn rate, the target long-term incentive grants were (i) reduced by 25% and (ii) calculated on the date of grant using a $13.25 per share value instead of the fair market value of $0.885 per share on the date of grant, which was April 15, 2024. Mr. Fogliato was appointed Chief Executive Officer and Director effective as of September 18, 2024 and his new hire equity grant, in accordance with his offer letter, was made on October 15, 2024. Based on the foregoing, the Compensation and Talent Management Committee approved the following annual and new hire equity awards:

NAME	ANNUAL EQUITY AWARD (1)	RSUS	PSUS	RSU SHARES	PSU SHARES
Fogliato	—	$1,314,500(2)	—	1,500,000	—
Kartsotis
Boyer	$72,062	$36,031	$36,032	40,713	40,713
Skobe	—	—	—	—	—
Lowenkron		$13,933	—	15,744	—
Hart	$52,876	$26,438	$26,438	29,873	29,873
McKelvey	—	—	—	—	—

(1)
As part of the Company’s efforts to limit the number of shares granted in April 2024 from the 2016 Plan, the value of the annual equity award, and subsequently the number of RSU and PSU shares granted, has been reduced by 25% from the intended equity targets for the NEOs in the table.
(2)
Grant date was October 15, 2024.

PSUs

PSU grants are designed to reward executives for improving operating margin and managing controllable costs. In addition, these grants ensure management is focused on long-term strategic performance goals and maximizes retention. The PSUs vest ratably each year over three years based on the Company’s performance.

2022 — 2024 PSU Results

For the 2022 PSU grants, the PSUs are to be earned based on adjusted operating income (calculated based on constant currency and excluding restructuring costs and intangible asset impairment). For the 2023 and 2024 PSU grants, PSUs are to be earned based on adjusted operating margin (calculated based on constant currency and excluding restructuring costs and intangible asset impairment). The payout range enables executives to receive a variable award based on performance. Final distribution of the PSU awards could range from 0% to 200% of the PSUs granted at target depending on Company performance during the measurement period.

The performance metrics for the outstanding tranche of the 2022 PSU grant for fiscal year 2024 is shown in the following table:

	VESTING	2024 ADJUSTED OPERATING INCOME
Stretch	200%	$253 million
Maximum	150%	$230 million
Target	100%	$207 million
Threshold	50%	$185 million

33

The performance metrics for the outstanding tranche of the 2023 PSUs for fiscal year 2024 is shown in the following table:

	VESTING	2024 ADJUSTED OPERATING MARGIN
Stretch	200%	(4.5)%
Maximum	150%	(5.0)%
Target	100%	(5.5)%
Threshold	50%	(6.0)%

The performance metrics for the outstanding tranche of the 2024 PSUs for fiscal year 2024 is shown in the following table:

	VESTING	2024 ADJUSTED OPERATING MARGIN
Stretch	200%	(1.5)%
Maximum	150%	(2.0)%
Target	100%	(3.0)%
Threshold	50%	(4.0)%

For fiscal year 2024, the Company achieved an adjusted operating margin of (3.0)% and adjusted operating income (loss) of $(34) million. As a result, the Compensation and Talent Management Committee approved a 0% payout for the third tranche of the 2022 PSU grant, a 200% payout for the second tranche of the 2023 PSU grant and a 100% payout for the first tranche of the 2024 PSU grant.

Andrew Skobe Compensation

In July 2024, we engaged Ankura to provide interim Chief Financial Officer services to the Company. Pursuant to the terms of our agreement with Ankura, Andrew Skobe was appointed as the Company’s Interim Chief Financial Officer. Mr. Skobe is an employee of Ankura, not of the Company, and is compensated by Ankura. Mr. Skobe was not entitled to participate in the Cash Incentive Plan or receive equity grants under our long-term incentive plans in 2024.

34

Executive Compensation Practices

Our executive compensation programs are designed to attract, motivate and retain executive officers, while aligning the interests of our executives with the interests of our stockholders. Below is a summary of compensation practices we have adopted to drive performance and to align with stockholder interests, as well as a summary of those practices we do not employ.

WHAT WE DO		WHAT WE DON'T DO

✓	Follow a primarily pay-for-performance philosophy	×	No discounting, reloading or repricing of stock options without stockholder approval

✓	Use multiple performance metrics within our annual compensation plan	×	No employment agreements

✓	Use a thorough process for setting rigorous performance goals	×	No excise tax gross-ups upon a change in control

✓	Maintain executive and director stock ownership guidelines	×	No excessive perquisites

✓	Retain an independent compensation consultant	×	No guaranteed salary increases

✓	Provide severance and change in control arrangements that are aligned with market practices	×	No permitted pledging, hedging, short sales or derivative transactions in company stock.

✓	Retain a double trigger equity acceleration upon a change in control.

✓	Provide modest perquisites with reasonable business rationale

✓	Regularly review share utilization and burn rate

✓	Maintain a clawback policy

EXECUTIVE COMPENSATION

Other Compensation and Benefit Elements

Our benefit programs are generally egalitarian. Our NEOs are eligible for the same health and welfare benefit programs as our other U.S. employees, including our qualified defined contribution 401(k) plan.

Perquisites

The NEOs do not receive any perquisites or personal benefits other than a financial advisory services benefit up to $15,000, an annual wellness benefit, 401(k) Company matching contributions, Company paid life and disability insurance premiums and, upon reaching 55 years of age and 10 years of service with the Company, retirement benefits to include continuation of health care coverage for 18 months and continuation of Company product discounts. All of our employees, including our NEOs, receive discounts on our products.

Employment Agreements

While we do not have employment contracts for our NEOs, certain NEOs are eligible for severance benefits that provide a reasonable range of income protection in the event employment is terminated without cause or following a change in control. These benefits have been put into place to support our executive retention goals and encourage their independence and objectivity in considering potential change in control transactions.

35

Risk Assessment

Given our rigor and approach to executive compensation, we do not believe we have any particular risk in our compensation program. In making this determination, management and our Compensation and Talent Management Committee evaluated the risk profile of the Company’s compensation programs and policies. In performing this evaluation, management and the Compensation and Talent Management Committee looked at each element of compensation and the associated risks and mitigating factors for each element of compensation. Specifically, the evaluation included the mix of short-term and long-term incentive compensation, extended vesting periods for long-term equity awards, the mix of corporate and specific business unit measures used in assessing performance, the use of multiple performance review criteria, the Compensation and Talent Management Committee’s discretion in making individual awards and caps on individual compensation awards.

Stock Ownership, Clawback Policy and Anti-Hedging Trading Policies

To further reinforce the long-term alignment of executive interests with stockholders, we maintain policies that require executives to accumulate and hold substantial amounts of Common Stock, and we prohibit executives from hedging the risk of such ownership. Pledging of shares as collateral is also prohibited. We also maintain a clawback policy that enables the recapture of previously paid cash and equity incentive compensation in certain circumstances pursuant to our Compensation Recovery Policy.

Stock Ownership Guidelines for NEOs While there is no required date to achieve the guidelines below, executives must retain 50% of net shares acquired of company stock, upon vesting or exercise, until the guideline is met. As of November 15, 2025, our NEOs were not in compliance with the guidelines.

POSITION	BASE SALARY MULTIPLE	5
Chief Executive Officer	Six Times
Other Executive Officers	Two Times

36

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END TABLE

The following table provides information about the number of outstanding equity awards held by our NEOs at fiscal year-end 2024. The table also includes, where applicable, the value of these awards based on the closing price of our Common Stock on Nasdaq on December 28, 2024, which was $1.89 per share. All awards vest one third each year over three years following the grant date, except as otherwise noted.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Franco Fogliato (1)	10/15/2024	1,500,000	2,835,000	1,500,000	2,505,000
Kosta N. Kartsotis (2)	N/A	—	—	—	—
Jeffrey N. Boyer	4/15/2022	13,207	24,961	13,207 (3)	24,961
	4/15/2023	27,142	51,298	27,142 (4)	51,298
	4/15/2024	40,713	76,948	40,712 (5)	76,946
Andrew Skobe (6)	N/A	—	—	—	—
Darren E. Hart	4/15/2022	9,644	18,227	9,644 (3)	18,227
	4/15/2023	23,291	44,020	9,957 (4)	18,819
	4/15/2024	9,958	18,821	9,958 (5)	18,821
Melissa B. Lowenkron	1/15/2022	6,666	12,599	—	—
	4/15/2022	4,540	8,581	—	—
	4/15/2023	29,082	54,965	—	—
	4/15/2024	15,774	29,813	—	—
Greg A. McKelvey (6)	N/A	—	—	—	—

(1)
Mr. Fogliato's grant was made on October 15, 2024 and was granted as a material inducement to his employment in accordance with Nasdaq Listing Rule 5635(c)(4). This grant vests 50% on the first and second anniversary of the date of grant, respectively.
(2)
Mr. Kartsotis refused all forms of equity compensation.
(3)
These PSUs were granted on April 15, 2022 and will vest, if at all, one-third each year over three years following the grant date. Vesting is subject to satisfaction of the applicable performance criteria and is generally subject to the recipient’s continued employment through that date. As required by the SEC’s disclosure rules, the number of PSUs shown assumes that target levels of performance (100%) will be achieved. The Compensation and Talent Management Committee will determine the actual levels of performance achieved within 60 days of the vesting date.
(4)
These PSUs were granted on April 15, 2023 and will vest, if at all, one-third each year over three years following the grant date. Vesting is subject to satisfaction of the applicable performance criteria and is generally subject to the recipient’s continued employment through that date. As required by the SEC’s disclosure rules, the number of PSUs shown assumes that target levels of performance (100%) will be achieved. The Compensation and Talent Management Committee will determine the actual levels of performance achieved within 60 days of the vesting date.
(5)
These PSUs were granted on April 15, 2024 and will vest, if at all, one-third each year over three years following the grant date. Vesting is subject to satisfaction of the applicable performance criteria and is generally subject to the recipient’s continued employment through that date. As required by the SEC’s disclosure rules, the number of PSUs shown assumes that target levels of performance (100%) will be achieved. The Compensation and Talent Management Committee will determine the actual levels of performance achieved within 60 days of the vesting date.
(6)
Mr. Skobe and Mr. McKelvey do not hold any outstanding equity awards.

2024 Incentive plAN

As approved at our 2024 Annual Meeting of Stockholders, the 2024 Plan replaces the 2016 Plan. Pursuant to the 2024 Plan, the Compensation and Talent Management Committee may award a combination of RSUs, SARs and PSUs. SARs are granted at a specified strike price set forth in the applicable award agreement, which is generally the mean of the highest and lowest sales price of our Common Stock on the date of grant of the award or on the last preceding trading date if no sales are made on the

37

date of grant. RSUs, SARs and PSUs are awarded subject to such terms and conditions as established by the Compensation and Talent Management Committee, including vesting periods. Pursuant to awards granted to our NEOs under the 2024 Plan, unvested RSUs, SARs and PSUs will become fully exercisable or vested upon a change in control or death and will terminate upon any other termination of employment, except as provided under the Executive Severance Agreements. See “Post-Termination Compensation” below for a definition of change in control and a discussion of the vesting terms under the Executive Severance Agreements.

The Compensation and Talent Management Committee is responsible for the administration of the 2024 Plan. The 2024 Plan provides that the Compensation and Talent Management Committee may make certain adjustments to the exercise price and number of shares subject to awards in the event of a dividend or other distribution, recapitalization, stock split, reorganization, merger or certain other corporate transactions. Subject to certain limitations, the Compensation and Talent Management Committee is authorized to amend the 2024 Plan as it deems necessary, but no amendment may adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent.

2016 Incentive plAN

Prior to the adoption of the 2024 Plan, pursuant to the 2016 Plan, the Compensation and Talent Management Committee awarded RSUs, SARs and PSUs pursuant to the 2016 Plan. SARs were granted at a specified strike price set forth in the applicable award agreement, which was generally the mean of the highest and lowest sales price of our Common Stock on the date of grant of the award or on the last preceding trading date if no sales were made on the date of grant. RSUs, SARs and PSUs were awarded subject to such terms and conditions as established by the Compensation and Talent Management Committee, including vesting periods. Pursuant to awards granted to our NEOs under the 2016 Plan, unvested RSUs, SARs and PSUs will become fully exercisable or vested upon a change in control or death and will terminate upon any other termination of employment, except as provided under the Executive Severance Agreements. See “Post-Termination Compensation” below for a definition of change in control and a discussion of the vesting terms under the Executive Severance Agreements. The 2016 Plan was terminated on June 21, 2024. However, the termination of the 2016 Plan did not impair outstanding awards which continued in accordance with their original terms. No SARs are currently outstanding under the 2016 Plan.

COAST TO COAST
AUTO OIL
S.A.E.50
THE AMERICAN CLAS
FOSSIL
FSL
SUPREME
MOTOR OIL
19
FOSS
THE AMERICAN
OSSIL MOTOR

38

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

Fiscal Year	Summary Compensation Table Total for PEO Kosta N. Kartsotis	Compensation Actually Paid to PEO Kosta N. Kartsotis	Summary Compensation Table Total for PEO Fogliato Franco	Compensation Actually Paid to PEO Fogliato Franco	Summary Compensation Table Total for PEO Boyer Jeffrey N	Compensation Actually Paid to PEO Boyer Jeffrey N	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs	FOSL Total Shareholder Return	Net Income ($M)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2024	$1,161,703	$1,161,703	$4,572,040	$5,614,540	$1,359,664	$1,444,996	$1,016,294	$985,701	$18	$(106)
2023	$1,450,942	$1,450,942	$—	$—	$—	$—	$1,250,581	$712,032	$14.19	$(156.7)
2022	$—	$—	$—	$—	$—	$—	$1,509,719	$553,910	$41.89	$(43.5)

Columns (b) and (c). Mr. Kartsotis did not receive any compensation from the Company in fiscal year 2022 and Mr. Kartsotis has not been granted stock or option awards in any of the relevant fiscal years. Therefore, no adjustments to total compensation, as reported in the Summary Compensation Table (“SCT”), are required with respect to Mr. Kartsotis.

Columns (d) and (e). Mr. Fogliato joined the Company in September 2024.

Columns (f) and (g). Mr. Boyer served as Interim Chief Executive Officer from March 13, 2024 until September 18, 2024.

Columns (h) and (i). The following non-PEO NEOs are included in the average figures in Columns (h) and (i):

2022: Messrs. Boyer, Doshi, Hart and McKelvey

2023: Messrs. Boyer, Hart and McKelvey

2024: Messrs. Hart, McKelvey, Skobe and Ms. Lowenkron

The amounts shown in columns (c), (e), (g) and (i) do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable years. For information regarding the decisions made by our Compensation and Talent Management Committee in regard to the NEOs’ compensation for each fiscal year, please see (i) the Executive Compensation section of this Proxy Statement for fiscal year 2024 and the Executive Compensation section of the proxy statement for fiscal year 2023 and (ii) the Compensation Discussion and Analysis section of the proxy statement for fiscal year 2022.

Column (e). Reflects the “compensation actually paid” to Mr. Fogliato in 2024, as determined in accordance with SEC rules. Such amounts were computed by making the following adjustments to total compensation, as reported in the SCT, for 2024:

Amounts subtracted from the SCT total to calculate Compensation Actually Paid to Mr. Fogliato for 2024: include ($1,792,500) for the grant fair value of stock awards granted in 2024. Amounts added to (or subtracted from) the SCT total for 2024 also include: $2,835,000 for the fair value of stock awards that were granted in 2024 and remain outstanding at the end of the year.

Column (g). Reflects the “compensation actually paid” to Mr. Boyer in 2024, as determined in accordance with SEC rules. Such amounts were computed by making the following adjustments to total compensation, as reported in the SCT, for 2024:

Amounts subtracted from the SCT total to calculate Compensation Actually Paid to Mr. Boyer for 2024: include ($72,061) for the grant fair value of stock awards granted in 2024. Amounts added to (or subtracted from) the SCT total for 2024 also include: $166,716 for the fair value of stock awards that were granted in 2024 and remain outstanding at the end of the year; $41,461 for the change in fair value of stock awards that were granted in prior years and are still outstanding at the end of 2024; and ($50,784) for the change in fair value of stock awards that were granted in prior years and vested during 2024.

39

Column (i). Reflects the average “compensation actually paid” for our non-PEO NEOs in each of 2024, 2023 and 2022, as determined in accordance with SEC rules. Such amounts were computed by making the following adjustments to total compensation, as reported in the SCT, for each year:

Amounts subtracted from the average SCT total to calculate Average Compensation Actually Paid to the Non-PEO NEOs for the years 2024, 2023 and 2022, respectively, include ($16,709), ($327,913), and ($671,697) for the average date of grant fair value of stock awards granted in the fiscal year. Amounts added to (or subtracted from) the Average SCT for the years 2024, 2023 and 2022, respectively, also include: $16,864, $121,983 and $226,683 for the average fair value of stock awards that were granted in the year and remain outstanding at the end of the year; $12,435, ($167,878) and ($617,951) for the average change in fair value of stock awards that were granted in prior years and are still outstanding at the end of each respective year; ($29,837), ($132,169) and $107,155 for the average change in fair value of stock awards that were granted in prior years and vested during each respective year; ($13,347), $0 and $0 for the average fair value at the end of the prior fiscal year of any awards grants in prior years that failed to meet the vesting conditions during the fiscal year.

Column (j). For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of the Company for the measurement periods ended on the last day of each of fiscal years 2024, 2023 and 2022, respectively.

Column (k). Reflects “Net Income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for fiscal years 2024, 2023 and 2022.

NARRATIVE TO PAY VERSUS PERFORMANCE TABLE

This section should be read in conjunction with Executive Compensation beginning on page 28, which includes additional discussion of our objectives of executive compensation and benefits program and how they are aligned with the Company’s financial and operational performance. Our Compensation and Talent Management Committee does not use “compensation actually paid” as a basis for making compensation decisions. Each of our non-PEO NEO’s total target compensation incentivizes short-term and long-term performance by using performance goals aligned with our shareholders’ interests. The majority of total target compensation was weighted toward long-term equity performance with (i) time-based RSUs and (ii) PSUs with adjusted operating income for the 2022 PSU award and adjusted operating margin as the financial performance metric for the 2023 and 2024 PSU awards. The short-term incentive program’s performance metrics include net sales, adjusted operating income and TAG operating expenses run rate savings. The charts below show, for the past three years, the relationship of TSR and net income relative to each of our PEO’s “compensation actually paid” and the average of our non-PEO NEOs’ “compensation actually paid”.

40

EXECUTIVE COMPENSATION

POST-TERMINATION COMPENSATION

Post-Termination Arrangements under the 2024 Plan and 2016 Plan

Pursuant to awards granted to our NEOs under the 2024 Plan and 2016 Plan unvested RSUs, SARs and PSUs will become fully exercisable or vested upon a change in control or death and will terminate upon any other termination of employment.

A “change in control” is generally defined under the 2024 Plan and the 2016 Plan as the occurrence of any of the following events: (i) the acquisition by any person of 30% or more of the combined voting power of our outstanding securities (or an additional 10% of such voting power by a 30% or greater holder of such voting power); (ii) individuals who on the effective date of the plan constituted our Board and their successors or other nominees that are appointed or otherwise approved by a vote of at least a majority of the directors then still in office who either were directors on the effective date or whose appointment, election or nomination for election was previously so approved or recommended, cease for any reason to constitute a majority of the Board; (iii) there is a merger or consolidation of the Company or any direct or indirect subsidiary, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent at least 60% of the combined voting power of the surviving entity or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; (iv) stockholder approval of a plan of complete liquidation or dissolution of the Company, or consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or (v) any tender or exchange offer is made to acquire 30% or more of the securities of the Company, other than an offer made by the Company, and shares are acquired pursuant to that offer.

Executive Severance Agreements

The Company has entered into an Executive Severance Agreement (the “Agreement”) with each of Messrs. Boyer, Hart and McKelvey. Mr. Boyer's employment with the Company was terminated effective January 17, 2025, Mr. Hart’s employment with the Company was terminated effective April 26, 2024 and Mr. McKelvey’s employment with the Company was terminated effective August 11, 2023. Pursuant to the Agreement, the NEO was entitled to certain benefits (“Severance Benefits”) upon such NEO’s “separation from service” as defined in the Internal Revenue Code (“Termination of Service”) by the Company

41

without “Cause” (as defined in the Agreement) or such NEO’s resignation for “Good Reason” (as defined in the Agreement), provided that (i) such NEO is in compliance with all restrictive covenants in any written agreement between such NEO and the Company, and (ii) such NEO has executed and delivered a release of claims prepared by the Company within 50 days following the date of Termination of Service (the “Termination Date”).

Pursuant to the Agreement, upon the NEO’s Termination of Service by the Company without Cause or such NEO’s resignation for Good Reason prior to a change in control (as defined in the 2016 Plan (a “Change in Control”), such NEO is entitled to the following Severance Benefits under the Agreement: (i) 18 months of such NEO’s then current base salary in effect at the Termination Date (“Base Salary”), payable in 39 equal installments over an 18-month period in accordance with the Company’s normal payroll practices; (ii) the following cash bonuses under any cash bonus plan for which such NEO was eligible on the Termination Date: (x) a pro-rata amount payable in a lump sum, of the target bonus the NEO would have received for the fiscal year under such cash bonus plan, and (y) 1.5 times the full target bonus for which such NEO was eligible, payable in 39 equal installments over an 18-month period in accordance with the Company’s normal payroll practices; (iii) any outstanding non-performance-based RSUs granted pursuant to the 2016 Plan (collectively, “Time-Based Awards”), will continue to vest for an additional 18 months, to the same extent such awards would have otherwise vested had such NEO remained employed during such period; and (iv) any outstanding PSUs granted pursuant to the 2016 Plan will vest pro-rata, as set forth in the Agreement.

In addition, the Agreement provides that the Company pay the NEO on a monthly basis, an amount equal to the Company-paid portion of the health insurance premiums that were paid by the Company on behalf of such NEO immediately prior to the Termination Date to be used by such NEO to purchase health coverage for a period of 18 months from the Termination Date or until such NEO becomes eligible to participate in another employer’s health care plan, whichever date is earlier.

The Agreement contains non-competition and non-solicitation provisions pursuant to which the NEO is prohibited from competing with, or soliciting clients, manufacturers or suppliers of, the Company and its affiliates and from soliciting any of the Company’s or its affiliates’ employees or independent contractors for 18 months following such NEO’s Termination Date.

POLICIES AND PRACTICES RELATED TO TIMING OF EQUITY AWARDS

We do not currently grant stock options, stock appreciation rights, or similar option-like instruments and, as such, do not have any policy or practice in place on the timing of awards of options, stock appreciation rights, or similar option-like instruments in relation to the disclosure of material non-public information. If, in the future, we anticipate granting stock options, stock appreciation rights, or similar option-like instruments, we may determine to establish a policy regarding how the Board determines when to grant such awards and how our Board or our Compensation and Talent Management Committee will take material non-public information into account when determining the timing and terms of such awards.

42

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2024 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (1)	(B) WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(C) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
Equity compensation plans approved by security holders	1,430,680	-	6,896,833
Equity compensation plans not approved by security holders	1,500,000	-	-
Total	2,930,680	-	6,896,833

(1) Includes shares to be issued upon the vesting of outstanding RSUs and PSUs (assuming target performance levels)

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Stockholders”), to file reports of ownership and changes of ownership with the SEC. Executive officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its executive officers, directors and 10% Stockholders were timely met.

43

PROPOSAL 2: APPROVAL, ON AN ADVISORY BASIS,
OF COMPENSATION PAID TO THE COMPANY’S NAMED
EXECUTIVE OFFICERS

Section 14A of the Exchange Act implements requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs (sometimes referred to as “say-on-pay”). At our 2023 annual meeting of stockholders, stockholders voted on a non-binding proposal to advise on whether the advisory vote on executive compensation should occur every one, two or three years. As a majority of our stockholders (94%) voted in favor of an annual advisory vote, the Board decided to annually provide stockholders with an advisory vote on the compensation of our NEOs. Accordingly, the Company is providing stockholders with its annual advisory vote on executive compensation. We are asking stockholders to indicate their support for our NEOs’ compensation as described in this proxy statement by voting “FOR” the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Executive Compensation, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2025 Annual Meeting.”

This vote is non-binding. The Board and the Compensation and Talent Management Committee expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

As described in detail under “Executive Compensation,” our compensation programs are designed to motivate our executives to create a successful company. Equity compensation in the form of RSUs and PSUs that are subject to further time-based vesting and, in the case of PSUs, performance-based vesting criteria, is usually the largest component of executive compensation. We believe that our compensation program, with its balance of short-term incentives (including cash bonus awards) and long-term incentives (including equity awards), rewards sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read “Executive Compensation,” the accompanying compensation tables, and the related narrative disclosure.

The Board of Directors unanimously recommends that stockholders vote
“FOR” the approval, on an advisory basis, of the compensation of our Named
Executive Officers as disclosed in the section entitled Executive Compensation.

44

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 28, 2024 was Deloitte & Touche LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Audit Committee has selected the firm of Deloitte & Touche LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending January 3, 2026. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board has decided to ascertain the position of the stockholders on the appointment. The Audit Committee will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee feels that such a change would be in the Company’s and its stockholders’ best interests. The affirmative vote of a majority of the shares present in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required for ratification.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table summarizes the aggregate fees (excluding value added taxes) incurred by the Company and its subsidiaries for work performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for the fiscal years ended December 28, 2024 and December 30, 2023, respectively:

	FISCAL YEAR	FISCAL YEAR
	2024	2023
Audit Fees (1)	$2,865,000	$3,259,150
Audit-Related Fees (2)	$110,250	$142,430
Tax Fees (3)	$210,915	$155,420
Other fees (4)	$2,050	$26,000
Total Fees	$3,188,215	$3,583,000

(1)
Audit services billed consisted of the audits of the Company’s annual consolidated financial statements, audits of internal control over financial reporting, consent issuances, reviews of the Company’s quarterly condensed consolidated financial statements, statutory audits performed, including engagement related expenses.
(2)
Benefit plan audits, agreed upon procedures and license compliance examination.
(3)
Tax compliance and advisory services.
(4)
Consists of all other non-audit related fees, including fees for accounting research subscriptions.

In considering the nature of the services provided by Deloitte, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as the American Institute of Certified Public Accountants.

The Audit Committee’s Policies and Procedures for the Engagement of the Principal Outside Auditing Firm provides for pre-approval of all audit, audit-related, tax and other permissible non-audit services provided by our principal independent registered public accounting firm on an annual basis and individual engagements as needed. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the Audit Committee chairperson to pre-approve principal independent registered public accounting firm services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled Audit Committee meeting (provided that the Audit Committee chairperson must report to the full Audit Committee on any pre-approval determinations).

The Audit Committee approved all of the audit fees, audit-related fees, tax fees and other fees set forth in the table.

45

The Board of Directors unanimously recommends that the stockholders vote “FOR”
the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending
January 3, 2026

46

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

We intend to hold our 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”) in May of 2026. Pursuant to Rule 14a-8 of the Exchange Act, the submission deadline for stockholder proposals to be included in our proxy materials for the 2026 Annual Meeting is either (i) 120 days before the date that our proxy statement for the 2025 Annual Meeting is first made available to our stockholders or (ii) if the date of the 2026 Annual Meeting is changed by more than 30 days from the one-year anniversary of the 2025 Annual Meeting date, then a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting. Since we anticipate that our 2026 Annual Meeting of Stockholders will be held in May of 2026, we will give our stockholders a reasonable amount of time to submit any stockholder proposals to be included in our proxy materials for the 2026 Annual Meeting of Stockholders. To be considered timely, all such proposals must be in writing and received by the Company at its principal executive offices on or before January 29, 2026. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Stockholders wishing to submit proposals to be presented directly at the 2026 Annual Meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws. To be timely in connection with an annual meeting, a stockholder proposal must be received by the Company at its principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, before the one-year anniversary of the date on which we first mailed proxy materials or a notice of availability of proxy materials (whichever is earlier) for the 2025 Annual Meeting. However, if the 2026 Annual Meeting of stockholders is advanced by more than 30 days prior to, or delayed by more than 60 days after, the one-year anniversary of the 2025 Annual Meeting, which we expect to be the case, as discussed above, then, for notice by the stockholder to be timely, it must be received by the Company at its principal executive offices not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2026 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for nominations for election to the Board submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act. If the date of the 2026 Annual Meeting changes by more than 30 days from the 2025 Annual Meeting, which we expect to be the case, as discussed above, then, Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which we first publicly announce the date of the 2026 Annual Meeting. With respect to other stockholder proposals, management will be able to vote proxies in its discretion without advising stockholders in the 2026 proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not timely received by the Company at its principal executive offices.

ANNUAL REPORT

We have elected to utilize the “full set delivery” option in connection with the Annual Meeting. Accordingly, we are delivering to all stockholders paper copies of all the Annual Meeting materials, including the 2024 Annual Report, as well as providing access to our Annual Meeting materials on a publicly available website. The 2024 Annual Report is also available at www.fossilgroup.com.

47

OTHER BUSINESS

The Board is not aware of any other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

BY ORDER OF THE BOARD OF DIRECTORS

Randy S. Hyne

Chief Legal Officer and Secretary

It is IMPORTANT that proxies be voted promptly. Stockholders who do not expect to attend the meeting and wish their stock to be voted are urged to vote by internet, phone or mail as described in the proxy card.

48

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The executive offices of the Company are located at, and the mailing address of the Company is, 901 S. Central Expressway, Richardson, Texas 75080. Following are questions and answers regarding the Annual Meeting:

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board to be voted at the Annual Meeting (and at any adjournment or postponement of the Annual Meeting), for the purposes set forth in the Annual Meeting Notice.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy (or proxy card). Randy S. Hyne and Heather Foster have been designated as proxies for the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on October 23, 2025, which is the date that the Board has designated as the record date for the Annual Meeting (the “Record Date”), are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 54,640,589 shares of Common Stock issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the Annual Meeting, and neither the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), nor its Sixth Amended and Restated Bylaws (the “Bylaws”), allow for cumulative voting.

How can I attend the Annual Meeting?

We believe hosting our Annual Meeting virtually expands access and enables improved communication by allowing stockholders to participate from any location. Digital transformation of experiences such as our Annual Meeting allow stockholders to gather safely and conveniently, without the need for travel. We have designed our virtual format to expand, rather than reduce, stockholder access, participation and communication. Stockholders will be able to attend our Annual Meeting, vote and submit questions online from virtually any location around the world.

To attend the Annual Meeting virtually via the Internet, you must register on or before 11:59 p.m. ET on December 16, 2025 by visiting http://web.viewproxy.com/fossil/2025/, clicking “Virtual Meeting Registration” and following these registration instructions:

If you hold your shares in your name and have received a proxy card, please click “Registration for Registered Holders” and enter your name, phone number and email address.

If you hold your shares through a bank or broker, please click “Registration for Beneficial Holders”, enter your name, phone number and email address, and click submit. Then please upload or email a copy of your legal proxy or proof of ownership that you have obtained from your bank or broker to virtualmeeting@viewproxy.com.

49

Upon completing your registration, you will receive an email once your submission has been confirmed along with the meeting password. You will need this password in order to attend the virtual Annual Meeting. In the confirmation email, beneficial holders will also receive their assigned control number if they have chosen the option to vote. Registered holders already have their control number on their proxy card. Participants are encouraged to visit the website in advance to test their systems for compatibility. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.

Our virtual Annual Meeting website contains instructions for addressing technical and logistical issues related to accessing the virtual Annual Meeting and accessing technical support to assist a stockholder who encounters any difficulties accessing the virtual Annual Meeting.

What am I voting on and what are the Board voting recommendations?

PROPOSAL NO.	DESCRIPTION	BOARD VOTING RECOMMENDATIONS	PAGE
1	Election of Directors	FOR All Director Nominees	2
2	Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR	44
3	Ratification of the Appointment of Independent Auditors	FOR	45

Can other matters be decided at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Annual Meeting Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the proxy holders appointed by our Board (who are named in the accompanying form of proxy) to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

How many shares must be present to hold the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

50

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the procedure for voting?

You may vote by proxy or virtually at the Annual Meeting. We suggest that you vote by proxy even if you plan to attend the Annual Meeting virtually. If you are the stockholder of record, you can vote by proxy via the following ways:

INTERNET	TELEPHONE	MAIL
Vote your proxy on the Internet: Go to www.AALvote.com/FOSL Have your proxy card available when you access the above website. Follow prompts to vote your shares.	Vote your proxy by phone: Call 1-(866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your proxy.	Vote your proxy by mail: Mark, sign and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

If you are not the record holder of your shares of Common Stock, please follow the instructions provided by your broker, bank or other nominee.

Can I change my proxy vote?

Yes. If you are a registered stockholder, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by:

•
returning a signed proxy card with a later date;
•
authorizing a new vote electronically through the Internet or by telephone;
•
delivering a written revocation of your proxy to Randy S. Hyne, Chief Legal Officer and Secretary, Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080 before your original proxy is voted at the Annual Meeting; or
•
voting at the Annual Meeting.

If you are a beneficial owner of shares, you can submit new voting instructions by contacting your broker, bank or other nominee. You also can vote virtually at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee (the registered stockholder) as described in the answer to the previous question.

Your virtual attendance at the Annual Meeting does not revoke your proxy. Unless you vote at the Annual Meeting, your last valid proxy prior to or at the Annual Meeting will be used to cast your vote.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain voting instructions will be voted:

•
FOR the election of the eight (8) director nominees listed in this Proxy Statement (Proposal 1);
•
FOR the advisory vote to approve the compensation of our Named Executive Officers (Proposal 2);
•
FOR the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as independent auditors for the 2025 fiscal year (Proposal 3); and
•
In the judgment of the named proxy holders if any other matters are properly brought before the Annual Meeting.

51

Will my shares be voted if I don’t provide my proxy or instruction card?

Registered Stockholders

If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, by telephone, by mail, or vote virtually at the Annual Meeting.

Plan Participants

If you are a participant in our employee 401(k) plan and you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan and other legal requirements. You should contact your plan trustee for more information.

Beneficial Owners

Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. NYSE Rule 452, which is also applicable to Nasdaq-listed companies, restricts when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director elections, executive compensation and other significant matters without instructions from the beneficial owner. As a result, if you do not vote your proxy and your shares are held in street name, your brokerage firm may either (i) vote your shares on discretionary matters, such as the ratification of the appointment of our independent registered public accounting firm (Proposal 3), or (ii) leave your shares unvoted. On non-discretionary matters, such as Proposals 1 and 2, if the brokerage firm has not received voting instructions from you, the brokerage firm cannot vote your shares on that proposal, which is referred to as a “broker non-vote.”

Multiple Forms of Ownership

The Company cannot provide a single proxy or instruction card for stockholders who own shares in multiple forms as registered stockholders, plan participants or beneficial owners. As a result, if your shares are held in multiple types of accounts, you must submit your votes for each type of account in accordance with the instructions you receive for that account.

What is the vote required for each proposal?

Assuming the presence of a quorum, in an uncontested election of directors, the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the election of directors (Proposal 1). A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Votes cast shall exclude abstentions with respect to that director’s election. Pursuant to the Company’s Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who has a greater number of votes “against” his or her election than votes “for” such election (a “Majority Against Vote”) is required to promptly tender his or her resignation following certification of the stockholder vote. Thereafter the Nominating and Corporate Governance Committee will recommend to the Board whether to accept such resignation; however, if each member of the Nominating and Corporate Governance Committee received a Majority Against Vote at the same election, then the independent directors who did not receive a Majority Against Vote shall appoint a committee among themselves and recommend to the Board whether to accept such resignations. The Board is required to act upon such recommendation(s) within 90 days following certification of the stockholder vote.

52

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present, virtually or by proxy, and entitled to vote on Proposals 2 and 3 is required to approve the compensation of the Company’s Named Executive Officers and to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, respectively.

When did the Company begin mailing the Annual Meeting materials and first make available the Proxy Statement and form of proxy to stockholders?

We began mailing the Annual Meeting materials, and first made available the Proxy Statement and the accompanying form of proxy to our stockholders, on or about November 21, 2025.

Who will count the votes?

An automated system administered by an independent third party tabulates the votes. The inspectors of election will tabulate votes cast at the Annual Meeting. Each proposal is tabulated separately.

What is the effect of an abstention?

A stockholder who abstains on some or all matters is considered present for purposes of determining if a quorum is present at the Annual Meeting, but an abstention is not counted as a vote cast. An abstention will have the effect of a vote against Proposals 2 and 3 and will have no effect with respect to Proposal 1.

What is the effect of a broker non-vote?

Votes withheld by brokers in the absence of voting instructions from a beneficial owner are referred to as “broker non-votes.” If the beneficial owner does not vote on Proposals 1 or 2 there will be a “broker non-vote” on those items. The broker non-vote does not count as a vote cast for that proposal and will have no effect on Proposals 1 or 2. Thus, a broker non-vote on these proposals will not impact our ability to obtain a quorum, will not affect the outcome with respect to the election of directors and will not otherwise affect the outcome of the vote on a proposal.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by the Company in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we are sending only one set of the Annual Meeting materials, which include the Annual Meeting Notice, the 2025 Proxy Statement, the 2024 Annual Report and the proxy card, to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to

53

receive a separate set of the Annual Meeting materials in the future, he or she may contact Investor Relations, Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080 or call (972) 234-2525 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of the Annual Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

Who bears the cost of this proxy solicitation?

The cost of preparing, assembling, posting on the Internet, printing and mailing the Annual Meeting materials, as well as the reasonable costs of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, will be borne by the Company. Officers and employees of the Company may solicit proxies, either through personal contact or by mail, telephone or other electronic means. These officers and employees will not receive additional compensation for soliciting proxies, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, with shares of Common Stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of such shares of Common Stock.

Can I find additional information on the Company’s website?

Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about the Company and our corporate governance practices at https://www.fossilgroup.com/investors/corporate-governance. Our website contains information about the Board, Board committees, Charter, Bylaws, Company Codes, Corporate Governance Guidelines and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to Investor Relations, Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080.

54

Fossil Group, Inc. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/FOSL Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. As a stockholder of Fossil Group, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM, EST, on December 18, 2025. CONTROL NUMBER LEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Fossil Group, Inc. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 19, 2025, at 9:00 A.M., CT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FOSSIL GROUP, INC. The stockholder(s) hereby appoint(s) Randy S. Hyne and Heather Foster, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Fossil Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. CT on December 19, 2025, and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/fossil/2025 by 11:59 p.m. EDT on December 16, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How can I attend the Annual Meeting?” in the Questions and Answers about the Annual Meeting section of the Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature Date CONTROL NUMBERTitle Signature (Joint Owners) Address change: (If you noted any Address Changes above, please mark box.)  NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 19, 2025: The Proxy Statement and Annual report are available at: https://web.viewproxy.com/fossil/2025 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Items 2 and 3. Your Board of Directors recommends a vote FOR all the nominees listed in Item 1. Please mark your votes like this 1. ELECTIONS OF DIRECTORS: FORAGAINSTABSTAIN (1) Pamela B. Corrie (2) Susie Coulter (3) Pamela J. Edwards (4) Franco Fogliato (5) Kevin Mansell(6) Marc Rey (7) Wendy L. Schoppert(8) Gail B. Tifford Your Board of Directors recommends a vote FOR Items 2 and 3. 2.Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers. 3.Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.